February  27,  2002


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
Technology  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of December 31, 2001. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy  J.  Williams
Fund  Services  Manager

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
DIVERSIFIED  TAX  EXEMPT  SERIES

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

"Comparison, more than reality, makes men happy or wretched." That is a quote by Thomas Fuller, and while it is unlikely that he was referring specifically to investments when he crafted it, the quote helps explain why the mood of the investment community sometimes seems so mercurial. In 2001 municipal bonds generated returns of between 4% and 6%, with shorter maturity securities performing better than longer-term maturities. In essence, munis simply earned their coupon.

Were municipal investors "happy" or "wretched"? Well, that depends. In the simplest terms, most investors are happy when they earn their coupons. Relative to stocks, muni returns were quite good; the S&P 500 was down more that 10% last year. Relative to inflation, they were also quite good. With the Consumer Price Index only up about 2% in 2001, the real spending power of municipal investors increased by 2%+ last year.

If muni investors are looking for a reason to be disappointed, then they only need to compare 2001 to 2000; municipal returns in 2001 were only about half what they were in 2000. And if investors really want to be wretched, then they should compare their returns to the returns that the equity markets generated in the late 1990's.

Whether happy or wretched, there is little doubt that muni investors were buffeted by major economic and geopolitical events last year. That was especially true during the second half of the year.

As the summer came to a close, there was a sense that the economy was struggling. Unemployment was up from 4% at the start of the year, approaching 5%, and ultimately heading much higher. Initial claims for unemployment insurance were consistently coming in at more than 400,000. Industrial production continued to move lower; utilization rates were falling. It was hard to find any economic variables that painted the economy in a positive light.

The Federal Reserve was looking at the same set of variables and continued to push short-term interest rates lower. By the time autumn was over and November had arrived, the Fed had lowered the Fed Funds target interest rate for the 10th time. It was in November that the National Bureau of Economic Research (NBER) announced that the U.S. was officially in a recession, a recession that had begun in March of 2001.

The fact that the U.S. entered a recession would normally have been a big enough event on its own, but the terrorist attacks of September 11th completely overshadowed it. Those events and the subsequent reactions of the U.S. dominated the headlines, peoples' psyches, and ultimately the economy and financial markets. Consumer spending slowed precipitously in September only to bounce back at the end of the year. Fiscal conservatism was out and additional governmental spending was in. The Fed eased even more aggressively, and the markets went through a period of economic uncertainty.

The impact of these events on the bond markets, including the muni market, varied. The aggressive actions of the Fed drove short-term interest rates significantly lower. While not as pronounced in the muni market, the declines were noticeable. Intermediate-term maturities were initially considered safe havens and their yields dropped precipitously. The yields of those same maturities retraced themselves as the war on terrorism went better than expected. Long-term interest rates remained fairly stable. Aside from a brief, but strong, rally tied to the U.S. Treasury's announcement that it was going to stop auctioning long bonds, long-term yields were remarkably stable throughout the year.

The Diversified Tax Exempt Series was positioned in bonds with slightly longer maturities than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index, and it was invested in higher-quality bonds. The Series' total return was slightly less than its coupon over the second half of the year, generating returns for the period of nearly 2%. We have positioned the Series in longer-term bonds because we believe that the secular (non-cyclical) forces that drove inflation down over the last 15+ years remain firmly in place. We have also focused on higher-quality bonds, reflecting our risk-averse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis


[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/01

General  Obligation  Bonds  -  78.52%
Revenue  Bonds  -  20.28%
Special  Tax  -  0.99%
Certificate  of  Participation  -  0.21%

1As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/01

Aaa  -  85.03%
Aa  -  12.41%
A  -  2.56%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  Diversified  Tax  Exempt  Series




                               Total Return
Through     Growth of 10,000                  Average
12/31/01       Investment       Cumulative     Annual
One Year    $          10,372          3.72%     3.72%
Five Year   $          12,712         27.12%     4.91%
Inception1  $          14,453         44.53%     4.78%




Merrill  Lynch  Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,515          5.15%     5.15%
Five Year   $           13,192         31.92%     5.69%
Inception1  $           15,197         51.97%     5.45%




The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                  Exeter Fund, Inc.                   Merrill Lynch
Date        Diversified Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                       10,000  $                           10,000
12/31/1994                           9,461                               9,709
12/31/1995                          11,003                              11,009
12/31/1996                          11,370                              11,520
12/31/1997                          12,270                              12,406
12/31/1998                          12,944                              13,183
12/31/1999                          12,340                              13,182
12/31/2000                          13,935                              14,453
12/31/2001                          14,453                              15,197




1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 140 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2001




                                                                             CREDIT
                                                                             RATING*
                                                                           (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
MUNICIPAL SECURITIES - 95.37%
ALABAMA - 2.80%
Bessemer Governmental Utility Services Corp. Water Supply,
Revenue Bond, 5.20%, 6/1/2024                                              Aaa          $         500,000  $       493,205
Hoover Board of Education Capital Outlay Warrants, Special Tax Warrants,
5.25%, 2/15/2017                                                           Aaa                    500,000          506,115
Mobile County Board of School Commissioners, G.O. Bond,
Series B, 5.00%, 3/1/2018                                                  Aaa                    500,000          493,420
                                                                                                           ---------------
                                                                                                                 1,492,740
                                                                                                           ---------------

ALASKA - 0.58%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                                      Aaa                    300,000          307,803
                                                                                                           ---------------

ARIZONA - 0.49%
Maricopa County Unified School District No. 097 Deer Valley,
G.O. Bond, Series A, 5.20%, 7/1/2007                                       Aaa                    250,000          262,027
                                                                                                           ---------------

CALIFORNIA - 2.95%
California, G.O. Bond, 4.75%, 12/1/2028                                    A1                     795,000          728,395
Oak Grove School District, G.O. Bond, 5.25%, 8/1/2024                      Aaa                    500,000          503,100
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016             Aaa                    330,000          338,910
                                                                                                           ---------------
                                                                                                                 1,570,405
                                                                                                           ---------------

COLORADO - 0.34%
El Paso County School District No. 020, G.O. Bond, Series A,
6.20%, 12/15/2007                                                          Aaa                    160,000          179,232
                                                                                                           ---------------

FLORIDA - 3.63%
Florida State Board of Education, G.O. Bond, Series A,
5.00%, 6/1/2027                                                            Aa2                    750,000          718,950
Florida State Board of Education, G.O. Bond, Series C,
5.60%, 6/1/2025                                                            Aaa                    135,000          137,238
Florida - Jacksonville Transportation, G.O. Bond,
5.00%, 7/1/2027                                                            Aa2                    710,000          682,317
Hillsborough County Capital Impt. Program, Revenue
Bond, 5.125%, 7/1/2022                                                     Aaa                    400,000          394,260
                                                                                                           ---------------
                                                                                                                 1,932,765
                                                                                                           ---------------

GEORGIA - 1.93%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                                       Aa3                    350,000          371,059
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                              Aaa                    200,000          218,364
Rockdale County Water & Sewer Authority, Revenue Bond,
5.00%, 7/1/2022                                                            Aaa                    450,000          436,253
                                                                                                           ---------------
                                                                                                                 1,025,676
                                                                                                           ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                          CREDIT
                                                                          RATING*
                                                                        (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
HAWAII - 0.54%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                          Aa3          $         260,000  $       285,381
                                                                                                        ---------------

IDAHO - 0.20%
Ada & Canyon Counties Joint School District No. 2
Meridian, G.O. Bond, 5.10%, 7/30/2005                                   Aa2                    100,000          106,343
                                                                                                        ---------------

ILLINOIS - 4.29%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                      Aaa                    190,000          203,855
Chicago, G.O. Bond, 5.25%, 1/1/2027                                     Aaa                    250,000          246,237
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022                          Aaa                    100,000          102,000
Chicago School Finance Authority, G.O. Bond, Series A,
5.00%, 6/1/2007                                                         Aaa                    200,000          207,990
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022                     Aaa                    750,000          721,837
Illinois, Certificate of Participation, Series 1995A, 5.60%, 7/1/2010   Aaa                    100,000          105,221
Madison & St. Clair Counties, School District No 010 - Collinsville,
G.O. Bond, 5.125%, 2/1/2019                                             Aaa                    500,000          494,650
Rock Island County School District No. 041 - Rock Island,
G.O. Bond, 5.125%, 12/1/2015                                            A3                     200,000          201,090
                                                                                                        ---------------
                                                                                                              2,282,880
                                                                                                        ---------------

INDIANA - 4.13%
Avon Community School Building Corp., Revenue
Bond, 5.25%, 1/1/2022                                                   Aaa                    925,000          917,091
Bloomington Sewage Works, Revenue Bond, 5.80%, 1/1/2011                 Aaa                    150,000          157,521
Eagle-Union Middle School Building Corp., Revenue Bond, 5.90%,
1/15/2020                                                               Aaa                    500,000          556,850
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                     Aaa                    140,000          144,955
La Porte County, G.O. Bond, 5.20%, 1/15/2018                            Aaa                    300,000          299,154
Monroe County Community School Corp., Revenue Bond,
5.25%, 7/1/2016                                                         Aaa                    125,000          125,872
                                                                                                        ---------------
                                                                                                              2,201,443
                                                                                                        ---------------

IOWA - 2.65%
Iowa City, G.O. Bond, 5.45%, 6/1/2017                                   Aaa                  1,125,000        1,154,554
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021                          Aaa                    250,000          255,505
                                                                                                        ---------------
                                                                                                              1,410,059
                                                                                                        ---------------

KANSAS - 2.74%
Derby, G.O. Bond, Series A, 5.00%, 6/1/2015                             Aaa                    275,000          276,070
Johnson County Unified School District No. 229, G.O. Bond,
Series A, 5.00%, 10/1/2014                                              Aa1                    220,000          221,841
Johnson County Unified School District No. 231, G.O. Bond,
Series A, 5.75%, 10/1/2016                                              Aaa                    500,000          549,635




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
KANSAS (continued)
Wyandotte County School District No. 204, G.O. Bond,
Series A, 5.375%, 9/1/2015                                            Aaa          $         400,000  $       414,116
                                                                                                      ---------------
                                                                                                            1,461,662
                                                                                                      ---------------

KENTUCKY - 2.95%
Jefferson County School District Finance Corp.,
Revenue Bond, Series A, 5.00%, 2/1/2011                               Aaa                    300,000          307,686
Kentucky State Turnpike Authority, Revenue Bond,
6.50%, 7/1/2008                                                       Aaa                    250,000          282,640
Louisville & Jefferson County Metropolitan Sewer District,
Revenue Bond, 5.20%, 5/15/2026                                        Aaa                  1,000,000          979,110
                                                                                                      ---------------
                                                                                                            1,569,436
                                                                                                      ---------------

LOUISIANA - 1.34%
New Orleans Sewage Service, Revenue Bond, 5.25%, 6/1/2012             Aaa                    300,000          310,857
Orleans Parish Parishwide School District, G.O. Bond,
Series A, 5.125%, 9/1/2016                                            Aaa                    400,000          402,176
                                                                                                      ---------------
                                                                                                              713,033
                                                                                                      ---------------

MAINE - 1.96%
Hermon, G.O. Bond, 5.60%, 11/1/2013                                   Aaa                     75,000           79,023
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021              Aaa                    750,000          744,967
Portland, G.O. Bond, 6.20%, 4/1/2006                                  Aa1                    200,000          218,014
                                                                                                      ---------------
                                                                                                            1,042,004
                                                                                                      ---------------

MARYLAND - 1.28%
Baltimore, Revenue Bond, Series A, 5.55%, 7/1/2009                    Aaa                    260,000          275,865
Prince Georges County Public Impt., G.O. Bond,
5.00%, 3/15/2014                                                      Aaa                    200,000          201,872
Washington County Public Impt., G.O. Bond,
4.875%, 1/1/2010                                                      Aaa                    200,000          204,038
                                                                                                      ---------------
                                                                                                              681,775
                                                                                                      ---------------

MASSACHUSETTS - 3.62%
Martha's Vineyard Regional High School District No. 100,
G.O. Bond, 6.70%, 12/15/2014                                          Aaa                    200,000          225,256
Massachusetts, G.O. Bond, Series C, 5.75%, 8/1/2010                   Aaa                    400,000          439,652
Massachusetts Bay Transportation Authority, Revenue Bond, Series B,
5.25%, 3/1/2026                                                       Aaa                    500,000          495,100
Massachusetts Municipal Wholesale Electric Co. Water Supply
System, Revenue Bond, Series A, 5.00%, 7/1/2017                       Aaa                    200,000          213,982
Massachusetts Water Resources Authority,
Revenue Bond, Series B, 5.25%, 3/1/2013                               Aaa                    155,000          157,334




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                 CREDIT
                                                                 RATING*
                                                               (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
MASSACHUSETTS (continued)
Richmond, G.O. Bond, 5.00%, 4/15/2021                          Aaa          $         400,000  $       395,580
                                                                                               ---------------
                                                                                                     1,926,904
                                                                                               ---------------

MICHIGAN - 3.95%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011       Aaa                    150,000          155,638
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022         Aaa                    500,000          483,665
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/1/2027         Aaa                    225,000          219,328
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026       Aaa                    480,000          458,952
Oakland County George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021                          Aaa                    475,000          482,738
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014         Aaa                    200,000          200,716
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, 5.00%, 4/1/2012                                     AAA1                   100,000          101,710
                                                                                               ---------------
                                                                                                     2,102,747
                                                                                               ---------------

MINNESOTA - 2.89%
Albert Lea Independent School District No. 241, G.O. Bond,
5.00%, 2/1/2018                                                Aaa                    500,000          495,075
Big Lake Independent School District No. 727, G.O. Bond,
5.50%, 2/1/2014                                                Aaa                    500,000          537,195
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013              Aa1                    300,000          305,706
Western Minnesota Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016                                         Aaa                    175,000          200,769
                                                                                               ---------------
                                                                                                     1,538,745
                                                                                               ---------------

MISSISSIPPI - 1.34%
Biloxi Public School District, Revenue Bond, 5.00%, 4/1/2017   Aaa                    500,000          497,325
Mississippi, G.O. Bond, 6.30%, 12/1/2006                       Aa3                    200,000          218,634
                                                                                               ---------------
                                                                                                       715,959
                                                                                               ---------------

MISSOURI - 0.48%
Missouri, Third Street Building, G.O. Bond,
Series A, 5.125%, 8/1/2009                                     Aaa                    250,000          253,745
                                                                                               ---------------

MONTANA - 0.38%
Montana, Long Range Building Program, G.O. Bond, Series A,
4.875%, 8/1/2010                                               Aa3                    200,000          202,066
                                                                                               ---------------

NEBRASKA - 1.03%
Douglas County School District No. 017, G.O. Bond, 5.00%,
10/1/2012                                                      Aaa                    545,000          549,551
                                                                                               ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                           CREDIT
                                                                           RATING*
                                                                         (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEVADA - 2.78%
Clark County, G.O. Bond, Series A, 4.50%, 12/1/2019                      Aaa          $         500,000  $       451,925
Clark County School District, G.O. Bond, 6.00%, 6/15/2002                Aaa                    100,000          101,983
Nevada State Project No. 42, G.O. Bond, 5.70%, 9/1/2008                  Aa2                    200,000          216,024
Nevada State Project Nos. 66 & 67, G.O. Bond,
Series A, 5.00%, 5/15/2028                                               Aaa                    750,000          713,385
                                                                                                         ---------------
                                                                                                               1,483,317
                                                                                                         ---------------

NEW HAMPSHIRE - 0.41%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                                Aa2                    200,000          220,608
                                                                                                         ---------------

NEW JERSEY - 3.42%
East Orange, G.O. Bond, 5.60%, 6/15/2019                                 Aaa                  1,020,000        1,062,065
Jersey City, G.O. Bond, 5.50%, 3/15/2011                                 Aaa                    225,000          238,444
North Hudson Sewerage Authority, Revenue Bond, 5.25%, 8/1/2016           AAA1                   250,000          253,737
West Windsor-Plainsboro Regional School District,
G.O. Bond, 5.25%, 12/1/2004                                              Aaa                    250,000          266,600
                                                                                                         ---------------
                                                                                                               1,820,846
                                                                                                         ---------------

NEW YORK - 2.25%
New York State Thruway Authority, Revenue Bond,
Series A, 5.50%, 1/1/2023                                                Aaa                    200,000          200,000
Orange County, G.O. Bond, 5.125%, 9/1/2024                               Aa1                    500,000          489,145
Spencerport Central School District, G.O. Bond, 5.00%, 11/15/2012        Aaa                    350,000          358,981
Westchester County, Pre-refunded Balance, G.O. Bond, 4.75%, 11/15/2016   Aaa                     15,000           16,154
Westchester County, Unrefunded Balance, G.O. Bond, 4.75%, 11/15/2016     Aaa                    135,000          132,871
                                                                                                         ---------------
                                                                                                               1,197,151
                                                                                                         ---------------

NORTH CAROLINA - 3.38%
Cary, G.O. Bond, 5.00%, 3/1/2018                                         Aaa                    700,000          699,181
North Carolina, Prison Facilities, G.O. Bond, Series C, 4.80%,
3/1/2009                                                                 Aaa                    200,000          204,156
Raleigh, G.O. Bond, 4.40%, 6/1/2017                                      Aaa                    250,000          232,018
Union County, G.O. Bond, Series B, 5.30%, 3/1/2013                       Aaa                    250,000          263,358
Wilson, G.O. Bond, 5.10%, 6/1/2019                                       Aaa                    400,000          402,836
                                                                                                         ---------------
                                                                                                               1,801,549
                                                                                                         ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                          CREDIT
                                                                          RATING*
                                                                        (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
OHIO - 1.51%
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025           Aaa          $         490,000  $       480,445
Springfield City School District, Clark County, G.O. Bond,
5.20%, 12/1/2023                                                        Aaa                    325,000          322,927
                                                                                                        ---------------
                                                                                                                803,372
                                                                                                        ---------------

OKLAHOMA - 1.37%
Oklahoma Turnpike Authority, Revenue Bond,
Series A, 5.00%, 1/1/2023                                               Aaa                    750,000          731,903
                                                                                                        ---------------

OREGON - 3.04%
Josephine County Unit School District Three Rivers, G.O. Bond,
5.25%, 6/15/2017                                                        Aaa                    825,000          837,259
Salem, Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010             Aaa                    255,000          265,909
Washington County School District No. 015 Forest Grove, G.O. Bond,
5.50%, 6/15/2017                                                        Aaa                    500,000          517,880
                                                                                                        ---------------
                                                                                                              1,621,048
                                                                                                        ---------------

PENNSYLVANIA - 2.93%
Beaver County, G.O. Bond, 5.15%, 10/1/2017                              Aaa                    300,000          301,308
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016                   Aaa                    350,000          377,881
Philadelphia Water & Wastewater, Revenue Bond, 5.60%, 8/1/2018          Aaa                    150,000          153,495
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
5.125%, 9/1/2023                                                        Aaa                    750,000          730,605
                                                                                                        ---------------
                                                                                                              1,563,289
                                                                                                        ---------------

RHODE ISLAND - 3.47%
Rhode Island Pre-refunded Balance, G.O. Bond,
Series A, 6.20%, 6/15/2004                                              Aaa                    115,000          119,706
Rhode Island Unrefunded Balance, G.O. Bond,
Series A, 6.20%, 6/15/2004                                              Aaa                    185,000          191,351
Rhode Island, Capital Development, G.O. Bond,
Series A, 5.375%, 7/15/2017                                             Aaa                  1,500,000        1,536,960
                                                                                                        ---------------
                                                                                                              1,848,017
                                                                                                        ---------------

SOUTH CAROLINA - 3.18%
Beaufort County School District, G.O. Bond, Series A, 5.00%, 3/1/2020   Aa1                    500,000          492,225
Orangeburg County Consolidated School District 005, G.O. Bond,
5.625%, 3/1/2019                                                        Aa1                    800,000          828,784
South Carolina State Highway, G.O. Bond, Series B,
5.625%, 7/1/2010                                                        Aaa                    350,000          374,497
                                                                                                        ---------------
                                                                                                              1,695,506
                                                                                                        ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
SOUTH DAKOTA - 1.15%
Rapid City Area School District No. 51-4, G.O. Bond,
4.75%, 1/1/2018                                                       Aaa          $         650,000  $       612,424
                                                                                                      ---------------

TENNESSEE - 3.54%
Cleveland Water & Sewer, G.O. Bond, 5.35%, 9/1/2023                   Aaa                    450,000          451,773
Johnson City, School Sales Tax, G.O. Bond, 6.70%, 5/1/2021            Aaa                    350,000          393,449
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                           Aaa                    100,000          102,844
Rhea County, G.O. Bond, 5.00%, 4/1/2018                               Aaa                    950,000          939,512
                                                                                                      ---------------
                                                                                                            1,887,578
                                                                                                      ---------------

TEXAS - 4.60%
Brazoria County, G.O. Bond, 4.75%, 9/1/2011                           Aaa                    445,000          448,591
Carrollton-Farmers Branch Independent School District, G.O. Bond,
6.00%, 2/15/2019                                                      Aaa                    500,000          553,130
North Texas Municipal Water District, Revenue Bond,
5.00%, 6/1/2012                                                       Aaa                    150,000          151,981
Richardson Independent School District, G.O. Bond, Series B, 5.00%,
2/15/2021                                                             Aaa                    500,000          482,020
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
2/15/2011                                                             Aaa                    350,000          359,282
Waller Consolidated Independent School District, G.O. Bond, 4.75%,
2/15/2023                                                             Aaa                    500,000          456,320
                                                                                                      ---------------
                                                                                                            2,451,324
                                                                                                      ---------------

UTAH - 1.42%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009                  Aaa                    250,000          261,212
Nebo School District, G.O. Bond, 6.00%, 6/15/2018                     Aaa                    450,000          494,474
                                                                                                      ---------------
                                                                                                              755,686
                                                                                                      ---------------

VIRGINIA - 0.25%
Spotsylvania County Water & Sewer Systems, Revenue
Bond, 5.25%, 6/1/2016                                                 Aaa                    130,000          132,471
                                                                                                      ---------------

WASHINGTON - 2.77%
King County, G.O. Bond, Series B, 5.00%, 1/1/2030                     Aaa                    400,000          378,688
Kitsap County School District No. 401 Central Kitsap, G.O. Bond,
6.625%,12/1/2008                                                      A1                     350,000          368,655

Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                        Aa1                    230,000          235,221
Seattle Metropolitan Municipality, G.O. Bond, 5.65%, 1/1/2020         Aa3                    100,000          101,291
Washington, G.O. Bond, Series A, 5.00%, 1/1/2023                      Aa1                    410,000          392,526
                                                                                                      ---------------
                                                                                                            1,476,381
                                                                                                      ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
WEST VIRGINIA - 1.22%
West Virginia, G.O. Bond, 5.00%, 6/1/2015                             Aaa          $                650,000  $       652,191
                                                                                                             ----------------

WISCONSIN - 4.19%
East Troy School District, G.O. Bond, Series A, 4.625%,
10/1/2011                                                             Aaa                           400,000          400,396
Merrill Area Public School District, G.O. Bond, 5.30%, 4/1/2013       AAA1                          400,000          408,484
Stoughton Area School District, G.O. Bond, 4.875%,
4/1/2016                                                              Aaa                           500,000          488,170
Two Rivers Public School District, G.O. Bond, 5.625%, 3/1/2019        Aaa                           415,000          428,255
West De Pere School District, G.O. Bond, Series A, 5.25%, 10/1/2017   Aaa                           500,000          504,850
                                                                                                             ----------------
                                                                                                                   2,230,155
                                                                                                             ----------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $49,533,731)                                                                                     50,799,197
                                                                                                             ----------------

SHORT-TERM INVESTMENTS - 2.77%
Dreyfus Municipal Reserves
(Identified Cost $1,478,437)                                                                      1,478,437        1,478,437
                                                                                                             ----------------

TOTAL INVESTMENTS - 98.14%
(Identified Cost $51,012,168)                                                                                     52,277,634

OTHER ASSETS, LESS LIABILITIES - 1.86%                                                                               988,295
                                                                                                             ----------------

NET ASSETS - 100%                                                                                            $    53,265,929
                                                                                                             ===============



KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  Ratings  from  Moody's  (unaudited)
1Credit  Ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $50,955,269 was as follows:




Unrealized appreciation        $1,745,065
Unrealized depreciation          (422,700)
                               -----------

UNREALIZED APPRECIATION - NET  $1,322,365
                               ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $51,012,168) (Note 2)  $52,277,634
Interest receivable                                               791,351
Receivable for fund shares sold                                   287,440
Dividends receivable                                                1,413
                                                              -----------

TOTAL ASSETS                                                   53,357,838
                                                              -----------

LIABILITIES:

Accrued management fee (Note 3)                                    22,555
Accrued fund accounting fee (Note 3)                                5,267
Accrued transfer agent fee (Note 3)                                 3,127
Payable for fund shares repurchased                                46,284
Audit fee payable                                                  14,232
Other payables and accrued expenses                                   444
                                                              -----------

TOTAL LIABILITIES                                                  91,909
                                                              -----------

TOTAL NET ASSETS                                              $53,265,929
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    50,515
Additional paid-in-capital                                     51,502,556
Undistributed net investment income                               446,431
Accumulated net realized gain on investments                          961
Net unrealized appreciation on investments                      1,265,466
                                                              -----------

TOTAL NET ASSETS                                              $53,265,929
                                                              ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($53,265,929/5,051,520 shares)                $     10.54
                                                              ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest                                               $2,567,223
Dividends                                                  47,160
                                                       -----------

Total Investment Income                                 2,614,383
                                                       -----------

EXPENSES:

Management fee (Note 3)                                   259,033
Fund accounting fee (Note 3)                               68,021
Transfer agent fee (Note 3)                                23,338
Directors' fee (Note 3)                                     6,700
Registration and filing fee                                20,000
Custodian fee                                                9500
Miscellaneous                                              18,646
                                                       -----------

Total Expenses                                            405,238
                                                       -----------

NET INVESTMENT INCOME                                   2,209,145
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments                           72,600
Net change in unrealized appreciation on investments     (377,242)
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                           (304,642)
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $1,904,503
                                                       ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                              FOR THE       FOR THE
                                                             YEAR ENDED    YEAR ENDED
                                                              12/31/01      12/31/00
                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                       $ 2,209,145   $ 1,731,412
Net realized gain (loss) on investments                          72,600        (2,061)
Net unrealized appreciation (depreciation) on investments      (377,242)    3,119,355
                                                            ------------  ------------
Net increase from operations                                  1,904,503     4,848,706
                                                            ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,983,402)   (1,606,768)
From net realized gain on investments                           (66,441)            -
                                                            ------------  ------------
Total distributions to shareholders                          (2,049,843)   (1,606,768)
                                                            ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)         6,761,895    13,646,899
                                                            ------------  ------------

Net increase in net assets                                    6,616,555    16,888,837

NET ASSETS:

Beginning of year                                            46,649,374    29,760,537
                                                            ------------  ------------

END OF YEAR (including undistributed net investment
income of $446,431 and $189,844, respectively)              $53,265,929   $46,649,374
                                                            ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                  FOR THE YEARS ENDED
                                                         12/31/01           12/31/00    12/31/99    12/31/98    12/31/97
                                                    ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              10.57   $    9.74   $   10.73   $   10.59   $   10.23
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                               0.45        0.43        0.48        0.43        0.43
Net realized and unrealized gain (loss)
on investments                                                     (0.06)       0.81       (0.97)       0.14        0.36
                                                    ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                    0.39        1.24       (0.49)       0.57        0.79
                                                    ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.41)      (0.41)      (0.49)      (0.42)      (0.43)
From net realized gain on investments                              (0.01)         --       (0.01)      (0.01)         --
                                                    ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                (0.42)      (0.41)      (0.50)      (0.43)      (0.43)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                       $              10.54   $   10.57   $    9.74   $   10.73   $   10.59
                                                    =====================  ==========  ==========  ==========  ==========

Total return1                                                       3.72%      12.92%     (4.67%)       5.49%       7.92%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                            0.78%       0.76%       0.68%       0.69%       0.69%
Net investment income                                               4.26%       4.55%       4.50%       4.19%       4.41%

Portfolio turnover                                                     3%          1%          6%          5%          1%

NET ASSETS - END OF YEAR (000's omitted)            $             53,266   $  46,649   $  29,761   $  34,570   $  23,651
                                                    =====================  ==========  ==========  ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  POLICY
As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a reclassification of the components of net assets by a $31,174 increase in accumulated undistributed net investment income and a corresponding $31,174 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $27,378, and decrease net unrealized appreciation (depreciation) by $27,378. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $9,084,505 and $1,417,325, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:




                       FOR THE YEAR                  FOR THE YEAR
                      ENDED 12/31/01                ENDED 12/31/00
                     ---------------               ----------------
                 Shares            Amount         Shares       Amount
                  ----------  ----------------  ----------  ------------
Sold              1,365,962   $    14,576,220   1,835,688   $18,406,894
Reinvested          178,781         1,890,919     151,205     1,537,234
Repurchased        (904,512)       (9,705,244)   (629,610)   (6,297,229)
                  ----------  ----------------  ----------  ------------
Total               640,231   $     6,761,895   1,357,283   $13,646,899
                  ==========  ================  ==========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2001.

7.          DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 11) on a tax basis were as follows:

Undistributed  tax-exempt  income     $  389,532
Undistributed  long-term  gain        $      961

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of net investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The
Series may periodically make reclassifications among its capital accounts without impacting the

Notes  to  Financial  Statements


7.          DISTRIBUTIONS  TO  SHAREHOLDERS  (continued)
Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Tax-exempt  income               $1,983,402
Long-term  capital  gains        $   66,441

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF DIVERSIFIED TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
OHIO  TAX  EXEMPT  SERIES

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

"Comparison, more than reality, makes men happy or wretched." That is a quote by Thomas Fuller, and while it is unlikely that he was referring specifically to investments when he crafted it, the quote helps explain why the mood of the investment community sometimes seems so mercurial. In 2001 municipal bonds generated returns of between 4% and 6%, with shorter maturity securities performing better than longer-term maturities. In essence, munis simply earned their coupon.

Were municipal investors "happy" or "wretched"? Well, that depends. In the simplest terms, most investors are happy when they earn their coupons. Relative to stocks, muni returns were quite good; the S&P 500 was down more that 10% last year. Relative to inflation, they were also quite good. With the Consumer Price Index only up about 2% in 2001, the real spending power of municipal investors increased by 2%+ last year.

If muni investors are looking for a reason to be disappointed, then they only need to compare 2001 to 2000; municipal returns in 2001 were only about half what they were in 2000. And if investors really want to be wretched, then they should compare their returns to the returns that the equity markets generated in the late 1990's.

Whether happy or wretched, there is little doubt that muni investors were buffeted by major economic and geopolitical events last year. That was especially true during the second half of the year.

As the summer came to a close, there was a sense that the economy was struggling. Unemployment was up from 4% at the start of the year, approaching 5%, and ultimately heading much higher. Initial claims for unemployment insurance were consistently coming in at more than 400,000. Industrial production continued to move lower; utilization rates were falling. It was hard to find any economic variables that painted the economy in a positive light.

The Federal Reserve was looking at the same set of variables and continued to push short-term interest rates lower. By the time autumn was over and November had arrived, the Fed had lowered the Fed Funds target interest rate for the 10th time. It was in November that the National Bureau of Economic Research (NBER) announced that the U.S. was officially in a recession, a recession that had begun in March of 2001.

The fact that the U.S. entered a recession would normally have been a big enough event on its own, but the terrorist attacks of September 11th completely overshadowed it. Those events and the subsequent reactions of the U.S. dominated the headlines, peoples' psyches, and ultimately the economy and financial markets. Consumer spending slowed precipitously in September only to bounce back at the end of the year. Fiscal conservatism was out and additional governmental spending was in. The Fed eased even more aggressively, and the markets went through a period of economic uncertainty.

The impact of these events on the bond markets, including the muni market, varied. The aggressive actions of the Fed drove short-term interest rates significantly lower. While not as pronounced in the muni market, the declines were noticeable. Intermediate-term maturities were initially considered safe havens and their yields dropped precipitously. The yields of those same maturities retraced themselves as the war on terrorism went better than expected. Long-term interest rates remained fairly stable. Aside from a brief, but strong, rally tied to the U.S. Treasury's announcement that it was going to stop auctioning long bonds, long-term yields were remarkably stable throughout the year.

The Ohio Tax Exempt Series was positioned in bonds with slightly longer maturities than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index, and it was invested in higher-quality bonds. The Series' total return was slightly less than its coupon over the second half of the year, generating returns for the period of nearly 2%. We have positioned the Series in longer-term bonds because we believe that the secular (non-cyclical) forces that drove inflation down over the last 15+ years remain firmly in place. We have also focused on higher-quality bonds, reflecting our risk-averse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis

[graphic]
[pie  chart]


Portfolio  Composition1  -  As  of  12/31/01

General  Obligation  Bonds  -  82.40%
Revenue  Bonds  -  17.60%

1As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]


Quality  Ratings2  -  As  of  12/31/01

Aaa  -  91.92%
Aa  -  6.54%
A  -  1.54%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  Ohio  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,418          4.18%     4.18%
Five Year   $           12,615         26.15%     4.75%
Inception1  $           14,294         42.94%     4.64%




Merrill  Lynch  Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,515          5.15%     5.15%
Five Year   $           13,192         31.92%     5.69%
Inception1  $           15,197         51.97%     5.45%




The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (12/31/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:




               Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                10,000  $                           10,000
12/31/1994                    9,377                               9,709
12/31/1995                   10,985                              11,009
12/31/1996                   11,331                              11,520
12/31/1997                   12,228                              12,406
12/31/1998                   12,882                              13,183
12/31/1999                   12,229                              13,182
12/31/2000                   13,721                              14,453
12/31/2001                   14,294                              15,197



1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 140 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2001




                                                                           CREDIT
                                                                           RATING*
                                                                         (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
OHIO MUNICIPAL SECURITIES - 96.38%
Allen County, G.O. Bond, 5.30%, 12/1/2007                                Aaa          $         100,000  $       104,458
Amherst Police & Jail Facility, G.O. Bond, 5.375%, 12/1/2012             Aaa                     50,000           53,191
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                   A2                      40,000           43,464
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022             Aaa                    350,000          345,433
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014                   Aaa                     60,000           65,112
Belmont County, G.O. Bond, 5.15%, 12/1/2010                              Aaa                    100,000          104,263
Chagrin Falls Exempt Village School District, G.O. Bond,
5.55%, 12/1/2022                                                         Aa3                    100,000          102,152
Cleveland City School District, G.O. Bond, Series A, 5.875%, 12/1/2011   Aaa                    125,000          131,626
Cleveland Waterworks Revenue, Revenue Bond, Series I, 5.00%, 1/1/2028    Aaa                    265,000          253,311
Crawford County, G.O. Bond, 6.75%, 12/1/2019                             Aaa                    175,000          197,125
Delaware City School District, G.O. Bond, 5.00%, 12/1/2025               AAA1                   300,000          289,086
Delaware City School District, Construction & Impt., G.O.
Bond, Series B, 5.20%, 12/1/2016                                         Aaa                    100,000          100,862
Erie County, G.O. Bond, 4.75%, 10/1/2019                                 Aaa                    175,000          165,466
Fairfield County, G.O. Bond, 5.00%, 12/01/2018                           Aa3                    250,000          245,235
Franklin County, G.O. Bond, 4.95%, 12/1/2004                             Aaa                     50,000           52,871
Franklin County, G.O. Bond, 5.50%, 12/1/2013                             Aaa                    100,000          103,188
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027            Aaa                    150,000          152,443
Greene County Sewer System, Revenue Bond, 5.50%, 12/1/2018               Aaa                     30,000           30,367
Greene County Sewer System, Revenue Bond, 5.625%, 12/1/2025              Aaa                    235,000          242,485
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020          Aaa                    225,000          220,169
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022              Aaa                     60,000           60,051
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021                 Aaa                    115,000          116,410
Lakewood City School District, G.O. Bond, 5.55%, 12/1/2013               A1                     100,000          102,896
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006                Aaa                     50,000           53,798
Loveland City School District, G.O. Bond, Series A, 5.00%, 12/1/2024     Aaa                    350,000          337,991
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022              Aaa                    250,000          260,665




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                              CREDIT
                                                                              RATING*
                                                                            (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
OHIO MUNICIPAL SECURITIES (continued)
Marysville Exempt Village School District, G.O. Bond, 5.75%, 12/1/2023      Aaa          $         315,000  $       346,242
Medina City School District, G.O. Bond, 5.00%, 12/1/2018                    Aaa                    150,000          148,811
Mentor, G.O. Bond, 5.25%, 12/1/2017                                         Aa3                    100,000          100,977
Mississinawa Valley Local School District, G.O. Bond, 5.75%, 12/1/2022      Aaa                    205,000          216,216
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                               Aa2                     65,000           68,047
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007              Aaa                     40,000           44,010
North Olmsted, G.O. Bond, 5.00%, 12/1/2016                                  Aaa                    125,000          125,238
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006                Aaa                     65,000           70,547
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013                Aaa                     40,000           43,633
Ohio State Infrastructure Impt., G.O. Bond, 5.20%, 8/1/2010                 Aa1                     50,000           52,411
Ohio State Higher Education Facility Commission, University of Dayton
Project, Revenue Bond, 5.80%, 12/1/2019                                     Aaa                    100,000          102,962
Ohio State Turnpike Commission, Revenue Bond, Series A, 5.70%, 2/15/2017    Aaa                    125,000          137,379
Ohio State Water Development Authority, Fresh Water, Revenue
Bond, 5.125%, 12/1/2023                                                     Aaa                    300,000          295,176
Ohio State Water Development Authority, Pollution Control
Facility, Revenue Bond, 5.25%, 12/1/2014                                    Aaa                    100,000          104,072
Ohio State Water Development Authority, Pure Water,
Revenue  Bond, Series I, 6.00%, 12/1/2016                                   Aaa                     40,000           43,980
Ontario Local School District, G.O. Bond, 5.00%, 12/1/2023                  AAA1                   350,000          338,716
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                                   Aaa                     30,000           31,917
Pickerington Local School District Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2019                                                Aaa                    150,000          151,572
Pickerington Water Systems Impt., G.O. Bond,
5.85%, 12/1/2013                                                            Aaa                     50,000           53,445
Reynoldsburg City School District, G.O. Bond, 6.55%, 12/1/2017              Aaa                    175,000          186,030
Rural Lorain Water Authority, Revenue Bond,
5.30%, 10/1/2012                                                            Aaa                    110,000          112,091
Sidney City School District, School Impt., G.O. Bond,
Series B, 5.10%, 12/1/2019                                                  Aaa                    150,000          150,492
South-Western City School District, Franklin & Pickway
County, G.O. Bond, 4.80%, 12/1/2006                                         Aaa                     50,000           51,986
South-Western City School District, Franklin & Pickway County, G.O. Bond,
4.75%, 12/1/2026                                                            Aaa                    175,000          160,655




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
OHIO MUNICIPAL SECURITIES (continued)
Stark County, G.O. Bond, 5.70%, 11/15/2017                            Aaa          $                100,000  $       102,586
Toledo, G.O. Bond, 5.95%, 12/1/2015                                   Aaa                           175,000          188,407
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017                  Aaa                           185,000          203,592
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                          Aaa                           100,000          109,082
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021          Aaa                           325,000          341,312
Upper Arlington City School District, G.O. Bond, 5.25%, 12/1/2022     Aaa                           255,000          255,258
Van Buren Ohio Local School District, G.O. Bond, 5.25%, 12/1/2016     Aaa                           300,000          306,264
Warren, G.O. Bond, 5.20%, 11/15/2013                                  Aaa                            50,000           53,431
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015              Aaa                           140,000          142,783
Westlake, G.O. Bond, 5.50%, 12/1/2020                                 Aaa                           295,000          304,018
Wood County, G.O. Bond, 5.40%, 12/1/2013                              Aa3                            50,000           50,754
Wyoming City School District, G.O. Bond, Series B, 5.15%, 12/1/2027   Aaa                           300,000          294,513
Youngstown, G.O. Bond, 6.125%, 12/1/2014                              Aaa                            50,000           54,292
                                                                                                            -----------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $9,155,214)                                                                                       9,477,015
                                                                                                            -----------------

SHORT-TERM INVESTMENTS - 2.90%
Dreyfus Municipal Reserves
(Identified Cost $284,900)                                                                          284,900          284,900
                                                                                                            -----------------

TOTAL INVESTMENTS - 99.28%
(Identified Cost $9,440,114)                                                                                       9,761,915

OTHER ASSETS, LESS LIABILITIES - 0.72%                                                                                70,835
                                                                                                            -----------------

NET ASSETS - 100%                                                                                            $     9,832,750
                                                                                                             ===============




KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  Ratings  from  Moody's  (unaudited)
1Credit  Ratings  from  S  &  P  (unaudited)

FEDERAL  TAX  INFORMATION:

At December 31, 2001 the net unrealized appreciation based on identified cost for federal income tax purposes of $9,415,195 was as follows:




Unrealized appreciation        $432,595
Unrealized depreciation         (85,875)
                               ---------

UNREALIZED APPRECIATION - NET  $346,720
                               =========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $9,440,114) (Note 2)  $9,761,915
Interest receivable                                              56,410
Receivable for fund shares sold                                  30,054
Dividends receivable                                                285
Receivable from investment advisor (Note 3)                       8,447
                                                             -----------

TOTAL ASSETS                                                  9,857,111
                                                             -----------


LIABILITIES:

Accrued transfer agent fee (Note 3)                               5,050
Accrued fund accounting fee (Note 3)                              3,665
Audit fee payable                                                14,852
Other payables and accrued expenses                                 794
                                                             -----------

TOTAL LIABILITIES                                                24,361
                                                             -----------

TOTAL NET ASSETS                                             $9,832,750
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock                                                $    9,541
Additional paid-in-capital                                    9,447,574
Undistributed net investment income                              94,372
Accumulated net realized loss on investments                    (40,538)
Net unrealized appreciation on investments                      321,801
                                                             -----------

TOTAL NET ASSETS                                             $9,832,750
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($9,832,750/954,078 shares)                  $    10.31
                                                             ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest                                               $492,794
Dividends                                                 8,981
                                                       ---------

Total Investment Income                                 501,775
                                                       ---------

EXPENSES:

Management fee (Note 3)                                  49,071
Fund accounting fee (Note 3)                             56,923
Transfer agent fee (Note 3)                              19,184
Directors' fee (Note 3)                                   6,700
Audit fee                                                13,000
Custodian fee                                             3,000
Miscellaneous                                             7,820
                                                       ---------

Total Expenses                                          155,698

Less Reduction of Expenses (Note 3)                     (72,490)
                                                       ---------

Net Expenses                                             83,208
                                                       ---------

NET INVESTMENT INCOME                                   418,567
                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments                         43,001
Net change in unrealized appreciation on investments    (58,208)
                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                          (15,207)
                                                       ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $403,360
                                                       =========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                            FOR THE       FOR THE
                                                           YEAR ENDED    YEAR ENDED
                                                            12/31/01      12/31/00
                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $   418,567   $   383,149
Net realized gain on investments                               43,001            26
Net change in unrealized appreciation (depreciation) on
investments                                                   (58,208)      604,970
                                                          ------------  ------------
Net increase from operations                                  403,360       988,145
                                                          ------------  ------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (381,635)     (360,945)
                                                          ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions
(Note 5)                                                      379,896     1,445,253
                                                          ------------  ------------

Net increase in net assets                                    401,621     2,072,453

NET ASSETS:

Beginning of year                                           9,431,129     7,358,676
                                                          ------------  ------------

END OF YEAR (including undistributed net investment
income of $94,372 and $37,468, respectively)              $ 9,832,750   $ 9,431,129
                                                          ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                       FOR THE YEARS ENDED
                                                               12/31/01          12/31/00    12/31/99    12/31/98    12/31/97
                                                         ---------------------  ----------  ----------  ----------  -----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              10.29   $    9.56   $   10.66   $   10.53   $   10.18
                                                         ---------------------  ----------  ----------  ----------  -----------

Income from investment operations:
Net investment income*                                                   0.46        0.44        0.49        0.43        0.45
Net realized and unrealized gain (loss) on investments                  (0.03)       0.70       (1.02)       0.13        0.34
                                                         ---------------------  ----------  ----------  ----------  -----------
Total from investment operations                                         0.43        1.14       (0.53)       0.56        0.79
                                                         ---------------------  ----------  ----------  ----------  -----------

Less distributions to shareholders:
From net investment income                                              (0.41)      (0.41)      (0.49)      (0.43)      (0.44)
From net realized gain on investments                                       -           -       (0.08)          -           -
                                                         ---------------------  ----------  ----------  ----------  -----------
Total distributions to shareholders                                     (0.41)      (0.41)      (0.57)      (0.43)      (0.44)
                                                         ---------------------  ----------  ----------  ----------  -----------

NET ASSET VALUE - END OF YEAR                            $              10.31   $   10.29   $    9.56   $   10.66   $   10.53
                                                         =====================  ==========  ==========  ==========  ==========

Total return1                                                            4.18%      12.21%     (5.07%)       5.35%       7.92%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                                0.85%       0.85%       0.83%       0.79%       0.79%
Net investment income*                                                   4.27%       4.57%       4.39%       4.10%       4.37%

Portfolio turnover                                                          9%         14%          4%          5%         12%

NET ASSETS - END OF YEAR (000's omitted)                 $              9,833   $   9,431   $   7,359   $  12,569   $   9,306
                                                         =====================  ==========  ==========  ==========  ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased as follows:



0.74%  0.43%  N/A  N/A  N/A



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  POLICY
As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a reclassification of the components of net assets by a $19,972 increase in accumulated undistributed net investment income and a corresponding $19,972 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $4,948, and decrease net unrealized appreciation (depreciation) by $4,948. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses of the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $49,071 and assumed expenses amounting to $23,419 for the year ended December 31, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes  to  Financial  Statements

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,375,623 and $872,064, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:




                      FOR THE YEAR                  FOR THE YEAR
                     ENDED 12/31/01                ENDED 12/31/00
                    ---------------               ----------------
                 Shares            Amount        Shares       Amount
             ---------------  ----------------  ---------  ------------
Sold                 94,606   $       985,386    305,263   $ 2,992,309
Reinvested           36,852           380,929     36,232       360,221
Repurchased         (94,197)         (986,419)  (194,043)   (1,907,277)
             ---------------  ----------------  ---------  ------------
Total                37,261   $       379,896    147,452   $ 1,445,253
             ===============  ================  =========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2001.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Notes  to  Financial  Statements


8.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 6) on a tax basis were as follows:

Undistributed  tax-exempt  income     $  69,453
Accumulated  capital  loss            $  40,538

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The
Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2001 the Series, for federal income tax purposes, had a capital loss carryforward of $40,538 which will expire on December 31, 2008.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Tax-exempt  income               $381,635

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF OHIO TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
NEW  YORK  TAX  EXEMPT  SERIES

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

"Comparison, more than reality, makes men happy or wretched." That is a quote by Thomas Fuller, and while it is unlikely that he was referring specifically to investments when he crafted it, the quote helps explain why the mood of the investment community sometimes seems so mercurial. In 2001 municipal bonds generated returns of between 4% and 6%, with shorter maturity securities performing better than longer-term maturities. In essence, munis simply earned their coupon.

Were municipal investors "happy" or "wretched"? Well, that depends. In the simplest terms, most investors are happy when they earn their coupons. Relative to stocks, muni returns were quite good; the S&P 500 was down more than 10% last year. Relative to inflation, they were also quite good. With the Consumer Price Index only up about 2% in 2001, the real spending power of municipal investors increased by 2%+ last year.

If muni investors are looking for a reason to be disappointed, then they only need to compare 2001 to 2000; municipal returns in 2001 were only about half what they were in 2000. And if investors really want to be wretched, then they should compare their returns to the returns that the equity markets generated in the late 1990's.

Whether happy or wretched, there is little doubt that muni investors were buffeted by major economic and geopolitical events last year. That was especially true during the second half of the year.

As the summer came to a close, there was a sense that the economy was struggling. Unemployment was up from 4% at the start of the year, approaching 5%, and ultimately heading much higher. Initial claims for unemployment insurance were consistently coming in at more than 400,000. Industrial production continued to move lower; utilization rates were falling. It was hard to find any economic variables that painted the economy in a positive light.

The Federal Reserve was looking at the same set of variables and continued to push short-term interest rates lower. By the time autumn was over and November had arrived, the Fed had lowered the Fed Funds target interest rate for the 10th time. It was in November that the National Bureau of Economic Research (NBER) announced that the U.S. was officially in a recession, a recession that had begun in March of 2001.

The fact that the U.S. entered a recession would normally have been a big enough event on its own, but the terrorist attacks of September 11th completely overshadowed it. Those events and the subsequent reactions of the U.S. dominated the headlines, peoples' psyches, and ultimately the economy and financial markets. Consumer spending slowed precipitously in September only to bounce back at the end of the year. Fiscal conservatism was out and additional governmental spending was in. The Fed eased even more aggressively, and the markets went through a period of economic uncertainty.

The impact of these events on the bond markets, including the muni market, varied. The aggressive actions of the Fed drove short-term interest rates significantly lower. While not as pronounced in the muni market, the declines were noticeable. Intermediate-term maturities were initially considered safe havens and their yields dropped precipitously. The yields of those same maturities retraced themselves as the war on terrorism went better than expected. Long-term interest rates remained fairly stable. Aside from a brief, but strong, rally tied to the U.S. Treasury's announcement that it was going to stop auctioning long bonds, long-term yields were remarkably stable throughout the year.

The New York Tax Exempt Series was positioned in bonds with slightly longer maturities than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index, and it was invested in higher-quality bonds. The Series' total return was slightly less than its coupon over the second half of the year, generating returns for the period of nearly 2%. We have positioned the Series in longer-term bonds because we believe that the secular (non-cyclical) forces that drove inflation down over the last 15+ years remain firmly in place. We have also focused on higher-quality bonds, reflecting our risk-averse style and a preference for holding only the most liquid securities.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis


[graphic]
[pie  chart]


Portfolio  Composition1  -  As  of  12/31/01


General  Obligation  Bonds  -  73.08%
Revenue  Bonds  -  26.49%
Certificate  of  Participation  -  0.43%

1As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]


Quality  Ratings2  -  As  of  12/31/01

Aaa  -  84.93%
Aa  -  11.47%
A  -  2.77%
Baa  -  0.83%

2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  New  York  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,396          3.96%     3.96%
Five Year   $           12,816         28.16%     5.09%
Inception1  $           14,410         44.10%     4.70%




Merrill  Lynch  Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,515          5.15%     5.15%
Five Year   $           13,192         31.92%     5.69%
Inception1  $           15,213         52.13%     5.41%




The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                 Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series   Intermediate Municipal Bond Index
1/17/1994   $                    10,000  $                           10,000
12/31/1994                        9,318                               9,719
12/31/1995                       10,882                              11,020
12/31/1996                       11,243                              11,532
12/31/1997                       12,180                              12,419
12/31/1998                       12,853                              13,197
12/31/1999                       12,349                              13,196
12/31/2000                       13,861                              14,468
12/31/2001                       14,410                              15,213



1The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 140 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2001




                                                                               CREDIT
                                                                               RATING*
                                                                             (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES - 94.13%
Albany County, G.O. Bond, 5.75%, 6/1/2010                                    Aaa          $         200,000  $       215,990
Amherst Public Impt., G.O. Bond, 4.625%, 3/1/2007                            Aaa                    200,000          207,322
Auburn City School District, G.O. Bond, 4.55%, 12/1/2006                     Aaa                    385,000          401,724
Bayport-Blue Point Union Free School District, G.O. Bond, 5.60%, 6/15/2012   Aaa                    250,000          264,983
Beacon City School District, G.O. Bond, 5.60%, 7/15/2019                     Aaa                    500,000          520,360
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012                 Aaa                    250,000          262,070
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015               Aaa                    300,000          326,496
Broome County Public Safety, Certificate of Participation, 5.00%, 4/1/2006   Aaa                    250,000          267,430
Buffalo, G.O. Bond, Series A, 5.00%, 12/1/2009                               Aaa                    150,000          153,876
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                                Aaa                    250,000          262,298
Buffalo, G.O. Bond, Series B, 5.05%, 2/1/2009                                Aaa                    250,000          257,663
Buffalo Municipal Water Finance Authority, Revenue Bond, Series A,
5.00%, 7/1/2028                                                              Aaa                    750,000          714,578
Buffalo Municipal Water Finance Authority, Revenue Bond, Series B,
5.00%, 7/1/2019                                                              Aaa                  1,000,000          983,970
Cattaraugus County Public Impt., G.O. Bond, 5.00%, 8/1/2007                  Aaa                    300,000          316,665
Chenango Forks Central School District, G.O. Bond, 5.80%, 6/15/2017          Aaa                  1,100,000        1,164,680
Chittenango Central School District, G.O. Bond, 5.375%, 6/15/2016            Aaa                    200,000          203,356
Colonie, G.O. Bond, 5.20%, 8/15/2008                                         Aaa                    100,000          105,424
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                                   Aaa                    155,000          159,740
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011                  Aaa                    200,000          215,314
East Aurora Union Free School District, G.O. Bond, 5.20%, 6/15/2011          Aaa                    300,000          310,932
East Greenbush Central School District, G.O. Bond, 5.30%, 6/15/2015          Aaa                  1,200,000        1,232,112
East Hampton Town, G.O. Bond, 4.625%, 1/15/2007                              Aaa                    175,000          177,595
East Hampton Town, G.O. Bond, 4.625%, 1/15/2008                              Aaa                    175,000          176,811
Eastchester Public Impt., G.O. Bond, Series B, 4.90%, 10/15/2011             Aaa                    385,000          393,751
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009              Aaa                    210,000          222,833
Ellenville Central School District, G.O. Bond, 5.70%, 5/1/2011               Aaa                    700,000          752,990
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009                           Aaa                    100,000          107,216
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                           Aaa                    400,000          403,660




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                                   CREDIT
                                                                                   RATING*
                                                                                 (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Fairport Central School District, G.O. Bond, 5.00%, 6/1/2019                     Aaa          $         500,000  $       489,735
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015                    Aaa                    300,000          308,256
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005                   Aaa                    350,000          370,027
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012                     Aaa                    195,000          200,682
Guilderland Central School District, G.O. Bond, 4.90%, 6/15/2008                 Aaa                    370,000          376,771
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2014                 Aaa                    505,000          510,181
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2016                 Aaa                    400,000          400,724
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014                     Aaa                    600,000          622,806
Hempstead Town - Pre-refunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                       AAA1                    35,000           38,851
Hempstead Town - Unrefunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                       Aaa                    165,000          175,784
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010                    Aaa                    245,000          275,407
Huntington, G.O. Bond, 5.90%, 1/15/2007                                          Aaa                    300,000          323,076
Huntington, G.O. Bond, 5.875%, 9/1/2009                                          Aaa                    250,000          272,355
Indian River Central School District at Philadelphia, G.O. Bond, Second
Series, 4.30%, 12/15/2003                                                        Aaa                    475,000          492,599
Irvington Union Free School District, G.O. Bond, Series B,
5.10%, 7/15/2005                                                                 Aaa                    275,000          287,848
Islip - Public Impt., G.O. Bond, 5.375%, 6/15/2015                               Aaa                  1,555,000        1,610,964
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%, 6/15/2009           Aaa                    420,000          460,085
Jordan-El Bridge Central School District, G.O. Bond, 5.875%, 6/15/2008           Aaa                    500,000          536,535
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008                      Aaa                    350,000          267,358
Longwood Central School District at Middle Island, G.O. Bond, 5.00%, 6/15/2017   Aaa                    250,000          249,727
Longwood Central School District at Middle Island, G.O. Bond, 5.00%, 6/15/2018   Aaa                    250,000          248,607
Middletown City School District, G.O. Bond, Series A, 5.50%, 11/15/2005          Aaa                    175,000          189,276
Monroe County Public Impt., G.O. Bond, 6.00%, 3/1/2002                           Aaa                     95,000           95,746




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                   CREDIT
                                                                   RATING*
                                                                 (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 6.00%, 3/1/2002                                       Aaa          $          15,000  $        15,116
Monroe County Public Impt. - Pre-refunded, G.O. Bond,
4.90%, 6/1/2005                                                  Aaa                    165,000          175,669
Monroe County Public Impt. - Pre-refunded, G.O. Bond,
6.10%, 6/1/2015                                                  Aaa                     20,000           22,025
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 4.90%, 6/1/2005                                       Aaa                     85,000           89,631
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 6.10%, 6/1/2015                                       Aaa                    180,000          198,221
Monroe County Water Authority, Revenue Bond,
5.00%, 8/1/2019                                                  Aa3                  1,700,000        1,666,816
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017      Aa2                    320,000          324,518
Nassau County General Impt., G.O. Bond, Series U,
5.25%, 11/1/2014                                                 Aaa                    335,000          342,692
Nassau County General Impt., G.O. Bond, Series V,
5.25%, 3/1/2015                                                  Aaa                    385,000          391,868
New Castle, G.O. Bond, 4.75%, 6/1/2010                           Aaa                    450,000          455,504
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007              Aaa                    175,000          190,512
New York City Municipal Water Finance Authority, Revenue Bond,
Series B, 5.375%, 6/15/2019                                      Aaa                    250,000          251,517
New York City Municipal Water Finance Authority, Revenue
Bond, Series B, 5.125%, 6/15/2030                                Aaa                  2,000,000        1,937,400
New York City, G.O. Bond, Series K, 5.375%, 8/1/2020             AAA1                 1,000,000        1,007,020
New York City, G.O. Bond, Series I, 5.00%, 5/15/2028             Aaa                  1,900,000        1,810,586
New York Local Government Assistance Corp., Revenue Bond,
Series A, 6.00%, 4/1/2024                                        A3                     250,000          259,993
New York Local Government Assistance Corp., Revenue Bond,
Series C, 5.00%, 4/1/2021                                        Aaa                    750,000          722,993
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013            A2                     475,000          467,538
New York State, G.O. Bond, Series B, 5.125%, 3/1/2018            A2                   1,000,000        1,000,920
New York State, G.O. Bond, Series D, 5.00%, 7/15/2015            Aaa                  1,750,000        1,756,003
New York State Dormitory Authority - Columbia University,
Revenue Bond, 5.00%, 7/1/2022                                    Aaa                  2,000,000        1,954,860
New York State Dormitory Authority - Columbia University,
Series A, Revenue Bond, 5.00%, 7/1/2025                          Aaa                    500,000          483,235
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series A, 4.65%, 6/15/2007                Aaa                    250,000          259,678
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series A, 5.20%, 6/15/2015                Aaa                    250,000          254,655
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series E, 5.00%, 6/15/2012                Aaa                    200,000          204,196




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                           CREDIT
                                                                           RATING*
                                                                         (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Environmental Pollution Control, Revenue
Bond, Pooled LN-B, 6.65%, 9/15/2013                                      Aaa          $         500,000  $       527,420
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, 8.00%, 5/1/2011                    Aaa                    250,000          309,780
New York State Mortgage Agency, Homeowners Mortgage,
Revenue Bond, Series 31A, 5.375%, 10/1/2017                              Aa1                    495,000          497,208
New York State Power Authority, Revenue Bond, Series CC,
4.80%, 1/1/2005                                                          Aaa                    250,000          262,610
New York State Power Authority, Revenue Bond, Series CC,
5.00%, 1/1/2014                                                          Aaa                    500,000          526,125
New York State Power Authority, Revenue Bond, Series CC,
5.25%, 1/1/2018                                                          Aaa                    250,000          263,680
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, 5.25%, 4/1/2017                                  Aaa                    555,000          561,288
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series B, 5.75%, 4/1/2006                                  Aaa                    100,000          108,346
New York State Urban Development Corp., Revenue Bond, 5.375%, 7/1/2022   Aaa                    400,000          401,196
New York State Urban Development Corp., Revenue Bond,
Series A, 5.25%, 1/1/2014                                                Aaa                    500,000          524,070
Niagara County, G.O. Bond, 5.90%, 7/15/2014                              Aaa                    350,000          374,178
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011                    Aaa                    400,000          420,700
North Hempstead, G.O. Bond, Series A, 4.75%, 1/15/2023                                        1,000,000          924,760
North Syracuse Central School District, G.O. Bond, 5.50%, 6/15/2011      Aaa                    295,000          316,019
Onondaga County, G.O. Bond, 5.85%, 2/15/2002                             Aa2                    300,000          301,624
Pavilion Central School District, G.O. Bond, 5.625%, 6/15/2018           Aaa                    880,000          921,070
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010            Aaa                    560,000          579,309
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011                        Aaa                    150,000          157,401
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                        Aaa                    350,000          366,499
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                         Aaa                    250,000          262,670
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                         Aaa                    250,000          247,892
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                         Aaa                     95,000           93,553
Rome, G.O. Bond, 5.20%, 12/1/2010                                        Aaa                    390,000          414,820
Rome City School District, G.O. Bond, 5.50%, 6/15/2007                   Aaa                  1,300,000        1,398,267
Rondout Valley Central School District, G.O. Bond, 5.375%, 3/1/2020      Aaa                    500,000          504,055
Sands Point, G.O. Bond, 6.70%, 11/15/2014                                Aa2                    700,000          770,098
Schenectady, G.O. Bond, 5.30%, 2/1/2011                                  Aaa                    250,000          263,338
Scotia Glenville Central School District, G.O. Bond, 5.50%, 6/15/2020    Aaa                  1,025,000        1,052,337




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                                    CREDIT
                                                                                    RATING*
                                                                                  (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES (continued)
South Country Central School District of Brookhaven, G.O. Bond,
5.50%, 9/15/2007                                                                  Aaa          $         380,000  $       406,269
South Glens Falls Central School District, G.O. Bond, 5.375%, 6/15/2018           Aaa                    700,000          716,919
South Huntington Union Free School District, G.O. Bond, 5.00%, 9/15/2016          Aaa                    325,000          325,887
South Huntington Union Free School District, G.O. Bond, 5.10%, 9/15/2017          Aaa                    100,000          100,565
Steuben County, Public Impt., G.O. Bond, 5.60%, 5/1/2006                          Aaa                    500,000          547,535
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019                              Aaa                    895,000          842,034
Suffolk County, G.O. Bond, Series G, 5.40%, 4/1/2013                              Aaa                    400,000          405,704
Suffolk County Water Authority, Revenue Bond, 5.10%, 6/1/2009                     Aaa                    250,000          263,210
Suffolk County Water Authority, Revenue Bond, Series A, 5.00%, 6/1/2017           Aaa                    400,000          397,012
Sullivan County, Public Impt., G.O. Bond, 5.125%, 3/15/2013                       Aaa                    330,000          334,300
Syracuse, Public Impt., G.O. Bond, Series C, 5.40%, 8/1/2017                      Aaa                    700,000          718,074
Syracuse, Public Impt., G.O. Bond, Series C, 5.50%, 8/1/2018                      Aaa                    850,000          877,506
Three Village Central School District, G.O. Bond, 5.375%, 6/15/2007               Aaa                    230,000          246,804
Tioga County, Public Impt., G.O. Bond, 5.25%, 3/15/2005                           Aaa                    250,000          255,995
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011                           Aa2                    135,000          144,778
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013                           Aa2                    300,000          316,308
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014                           Aa2                    300,000          316,308
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020                                                                   Aa2                    400,000          397,152
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 4.75%, 1/1/2019                                                         Aaa                    300,000          283,914
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 5.125%, 1/1/2022                                                        Aa3                  1,700,000        1,663,586
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series Q, 5.00%, 1/1/2017                                                         Aa3                    250,000          248,437
Tri-Valley Central School District of Grahamsville, G.O. Bond, 5.60%, 6/15/2008   Aaa                    120,000          128,725
Warwick Valley Central School District, G.O. Bond, 5.60%, 1/15/2018               Aaa                    575,000          598,454
Warwick Valley Central School District, G.O. Bond, 5.625%, 1/15/2022              Aaa                    380,000          391,001
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008                        Aaa                    250,000          258,855




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                          CREDIT
                                                                          RATING*
                                                                        (UNAUDITED)  PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009              Aaa          $                250,000  $       257,653
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010              Aaa                           215,000          215,148
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011              Aaa                           100,000           99,342
White Plains, G.O. Bond, 4.50%, 9/1/2005                                Aa1                           180,000          187,205
White Plains, G.O. Bond, 4.50%, 9/1/2007                                Aa1                           315,000          322,065
William Floyd Union Free School District, G.O. Bond, 5.70%, 6/15/2008   Aaa                           405,000          439,413
Wyandanch Union Free School District, G.O. Bond, 5.60%, 4/1/2017        Baa3                          500,000          518,735
                                                                                                               ----------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $60,593,068)                                                                                       62,403,611
                                                                                                               ----------------

SHORT-TERM INVESTMENTS - 4.65%
Dreyfus Basic New York Tax Free Money Market Fund
(Identified Cost $3,081,046)                                                                        3,081,046        3,081,046
                                                                                                               ----------------

TOTAL INVESTMENTS - 98.78%
(Identified Cost $63,674,114)                                                                                       65,484,657

OTHER ASSETS, LESS LIABILITIES - 1.22%                                                                                 810,129
                                                                                                               ----------------

NET ASSETS - 100%                                                                                              $    66,294,786
                                                                                                               ===============



KEY:
G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  ratings  from  Moody's  (unaudited)
1Credit  ratings  from  S&P  (unaudited)


FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $63,599,989 was as follows:




Unrealized appreciation        $2,370,783
Unrealized depreciation          (486,115)
                               -----------

UNREALIZED APPRECIATION - NET  $1,884,668
                               ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $63,674,114) (Note 2)  $65,484,657
Interest receivable                                               785,191
Receivable for fund shares sold                                   133,519
Dividends receivable                                                2,375
                                                              ------------

TOTAL ASSETS                                                   66,405,742
                                                              ------------

LIABILITIES:

Accrued management fee (Note 3)                                    27,968
Accrued fund accounting fee (Note 3)                                5,009
Accrued transfer agent fee (Note 3)                                 3,796
Payable for fund shares repurchased                                54,533
Audit fee payable                                                  15,908
Custodian fee payable                                               1,613
Other payables and accrued expenses                                 2,129
                                                              ------------

TOTAL LIABILITIES                                                 110,956
                                                              ------------

TOTAL NET ASSETS                                              $66,294,786
                                                              ============

NET ASSETS CONSIST OF:

Capital stock                                                 $    63,995
Additional paid-in-capital                                     63,923,593
Undistributed net investment income                               500,025
Accumulated net realized loss on investments                       (3,370)
Net unrealized appreciation on investments                      1,810,543
                                                              ------------

TOTAL NET ASSETS                                              $66,294,786
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($66,294,786/6,399,403 shares)                $     10.36
                                                              ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest                                               $3,312,595
Dividends                                                  38,717
                                                       -----------

Total Investment Income                                 3,351,312
                                                       -----------

EXPENSES:

Management fee (Note 3)                                   338,772
Fund accounting fee (Note 3)                               69,779
Transfer agent fee (Note 3)                                25,386
Directors' fee (Note 3)                                     6,700
Audit fee                                                  18,900
Custodian fee                                              13,000
Miscellaneous                                              15,487
                                                       -----------

Total Expenses                                            488,024
                                                       -----------

NET INVESTMENT INCOME                                   2,863,288
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:


Net realized gain on investments                          206,787
Net change in unrealized appreciation on investments     (370,370)
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                              (163,583)
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $2,699,705
                                                       ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                             FOR THE       FOR THE
                                                            YEAR ENDED    YEAR ENDED
                                                             12/31/01      12/31/00
                                                           ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                      $ 2,863,288   $ 2,619,566
Net realized gain (loss) on investments                        206,787      (206,767)
Net change in unrealized appreciation (depreciation)
on investments                                                (370,370)    4,384,086
                                                           ------------  ------------
Net increase from operations                                 2,699,705     6,796,885
                                                           ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                  (2,597,348)   (2,507,945)
                                                           ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions
(Note 5)                                                      (250,131)   10,842,297
                                                           ------------  ------------

Net increase (decrease) in net assets                         (147,774)   15,131,237

NET ASSETS:

Beginning of year                                           66,442,560    51,311,323
                                                           ------------  ------------

END OF YEAR (including undistributed net
investment income of $500,025 and $179,716, respectively)  $66,294,786   $66,442,560
                                                           ============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                  FOR THE YEARS ENDED
                                                          12/31/01          12/31/00    12/31/99    12/31/98    12/31/97
                                                    ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              10.36   $    9.62   $   10.51   $   10.37   $    9.98
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                               0.46        0.43        0.46        0.43        0.43
Net realized and unrealized gain (loss)
on investments                                                     (0.05)       0.73       (0.87)       0.14        0.38
                                                    ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                    0.41        1.16       (0.41)       0.57        0.81
                                                    ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.41)      (0.42)      (0.47)      (0.43)      (0.42)
From net realized gain on investments                                 --          --       (0.01)         --          --
                                                    ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                (0.41)      (0.42)      (0.48)      (0.43)      (0.42)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                       $              10.36   $   10.36   $    9.62   $   10.51   $   10.37
                                                    =====================  ==========  ==========  ==========  ==========

Total return1                                                       3.96%      12.24%     (3.92%)       5.53%       8.33%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                            0.72%       0.68%       0.60%       0.61%       0.61%
Net investment income                                               4.23%       4.51%       4.45%       4.17%       4.36%

Portfolio turnover                                                     7%          8%          0%          3%          2%

NET ASSETS - END OF YEAR (000's omitted)            $             66,295   $  66,443   $  51,311   $  60,772   $  45,681
                                                    =====================  ==========  ==========  ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  POLICY
As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a reclassification of the components of net assets by a $50,406 increase in accumulated undistributed net investment income and a corresponding $50,406 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $27,502, decrease net unrealized appreciation (depreciation) by $27,332, and decrease net realized gains (losses) by $170.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Notes  to  Financial  Statements

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $4,424,729 and $5,771,531, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:




                      FOR THE YEAR                    FOR THE YEAR
                     ENDED 12/31/01                  ENDED 12/31/00
                    ---------------                 ----------------
                 Shares          Amount          Shares          Amount
              --------------  -------------  ---------------  -------------
Sold                813,039   $  8,526,850        2,078,694   $ 20,519,915
Reinvested          235,652      2,454,641          244,078      2,437,460
Repurchased      (1,065,539)   (11,231,622)      (1,242,645)   (12,115,078)
              --------------  -------------  ---------------  -------------
Total               (16,848)  $   (250,131)       1,080,127   $ 10,842,297
              ==============  =============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2001.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Notes  to  Financial  Statements


8.     DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 9) on a tax basis were as follows:

Undistributed  tax-exempt  income          $  425,900
Accumulated  capital  loss                 $    3,370

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The
Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2001 the Series, for federal income tax purposes, had a capital loss carryforward of $3,370 which will expire on December 31, 2008.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income                    $    7,412
Tax-exempt  income                  $2,589,936

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF NEW YORK TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

[This  page  intentionally  left  blank]

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
GLOBAL  FIXED  INCOME  SERIES

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

While the Global Fixed Income Series provides access to the greatest number of fixed income investment opportunities, the relative strength of the U.S. dollar over the four-plus years that the Series has been open has caused non-dollar denominated fixed income investments to lag the U.S. fixed income markets. Since inception through the end of 2001, the Merrill Global Government Index has compounded at an annual rate of less than 3% in U.S. dollar terms. The Merrill Global Broad Market Index, which includes higher yielding non-government securities, has done a bit better, compounding at an annual rate of just over 3.5%. The Merrill U.S. Treasury Index, however, has compounded at close to 7%. Fortunately, the Series has been overweighted in dollar denominated assets since inception.

One of the original catalysts behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico). The Mexican bonds that we bought performed very well and were moved out of the portfolio a couple of years ago. The events in Argentina during the second half of the year reached the point where it was decided that the Series' Argentinian holdings should be liquidated. That means the remaining Latin
American positions are Brazil. While especially volatile, the Brazilian government bonds have generated annual coupons in the neighborhood of 10% since they were bought at the Series' inception.

Outside of Latin America, the fixed income markets in Canada, Europe, and Australia tend to move in tandem with the U.S. markets. In the U.S., short-term interest rates plummeted as the Federal Reserve eased aggressively, but long-term interest rates were essentially unchanged in 2001. Canada's interest rate moves were almost exactly the same. At the same time, the Canadian dollar depreciated versus the U.S. dollar.

Europe and Australia/New Zealand experienced similar moves (i.e. lower short-term interest rates, flat-to-higher long-term interest rates); however, the declines in short rates were far less pronounced. Ordinarily, short rates in those countries falling less than short rates in the U.S. would argue for a weaker dollar versus their respective currencies. That, however, was not the case. The dollar rallied versus the euro during the first half of the year and traded sideways throughout the second. Versus the Australian dollar, the U.S. dollar rallied briefly early in the year and then held steady for the remainder.

The Series' holdings in all of those countries were short to intermediate-term in nature. Since those yields were flat to down, the Series garnered its coupons plus a degree of capital appreciation. Unfortunately, some of the currency changes hurt their dollar-denominated returns.

On the year, the Latin American holdings acted as a drag and the overweighting of dollar-denominated assets helped performance. The Series' dollar-denominated corporate bonds performed well last year, as did all dollar-denominated corporate bonds. The positioning of the Series generated a slight positive return which exceeded the performance of the global government index, but lagged the performance of the global "broad" index, which includes both government and non-government securities.

While disappointed with the Series' absolute returns, we remain excited about the investment opportunities that the Global Fixed Income Series has opened up for our shareholders.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  -  December  31,  2001


Exeter  Fund,  Inc.  Global  Fixed  Income  Series



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,052          0.52%     0.52%
Inception1  $           11,090         10.90%     2.51%




Merrill  Lynch  Global  Government  Bond  Index



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            9,932         -0.68%    -0.68%
Inception1  $           11,276         12.76%     2.92%




Merrill  Lynch  Global  Broad  Market  Index3



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,252          2.52%     2.52%
Inception1  $           11,528         15.28%     3.47%




Merrill  Lynch  U.S.  Treasury  Bond  Index



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,674          6.74%     6.74%
Inception1  $           13,207         32.07%     6.89%




1Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 470 Global Government bonds. The unmanaged Merrill Lynch Global Broad Market Index is a market value weighted measure of approximately 14,000 government, agency, and corporate bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 120 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses. 3Effective November 2001, the Series is replacing the Merrill Lynch Global Government Bond Index with the Merrill Lynch Global Broad Market Index because it is more representative of the securities in the Series' portfolio.

Performance  Update  &  Portfolio  Composition*  -  December  31,  2001


The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (12/31/01) as compared to the Merrill Lynch Global Government Bond Index, the Merrill Lynch Global Broad
Market  Index,  and  the  Merrill  Lynch  U.S.  Treasury  Bond  Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.        Merrill Lynch Global         Merrill Lynch              Merrill Lynch
Date      Global Fixed Income Series   Government Bond Index   U.S. Treasury Bond Index   Global Broad Market Index
10/31/97  $                    10,000  $               10,000  $                  10,000  $                   10,000
12/31/97                       10,200                   9,841                     10,161                       9,879
12/31/98                       10,483                  11,231                     11,180                      11,185
12/31/99                       10,977                  11,045                     10,913                      10,820
12/31/00                       11,033                  11,353                     12,373                      11,244
12/31/01                       11,090                  11,276                     13,207                      11,528




[graphic]
[pie  chart]


Australia  Government  -  3.96%
Brazil  Government  -  5.13%
Canada  Government  -  10.36%
France  Government  -  3.85%
Germany  Government  -  3.81%
Israel  Government  -  2.55%
Italy  Government  -  3.70%
Netherlands  Government  -  3.84%
New  Zealand  Government  -  1.36%
South  Africa  Government  -  2.54%
Spain  Government  -  3.01%
United  States  Government  -  12.19%
Corporate  Bonds  -  32.41%
Cash,  short-term  investments,  and  other  assets,  less  liabilities - 11.29%

*As  a  percentage  of  net  assets.

Investment  Portfolio  -  December  31,  2001




                                                                    CURRENCY  PRINCIPAL AMOUNT  VALUE (NOTE 2)
GOVERNMENT SECURITIES - 56.30%
AUSTRALIA - 3.96%
Australian Government, 6.75%, 11/15/2006
(Identified Cost $4,447,679)                                        AUD              6,140,000  $     3,314,167
                                                                                                ---------------

BRAZIL - 5.13%
Federal Republic of Brazil, 10.125%, 5/15/2027
(Identified Cost $4,985,159)                                        USD              6,000,000        4,290,000
                                                                                                ---------------

CANADA - 10.36%
Canadian Government, 5.50%, 9/1/2002                                CAD              3,745,000        2,399,131
Canadian Government, 7.25%, 6/1/2007                                CAD              4,745,000        3,309,961
Canadian Government, 6.00%, 6/1/2008                                CAD              4,500,000        2,964,019
                                                                                                ---------------

TOTAL CANADIAN GOVERNMENT SECURITIES
(Identified Cost $9,176,217)                                                                          8,673,111
                                                                                                ---------------

FRANCE - 3.85%
Government of France, 5.50%, 4/25/2010
(Identified Cost $3,135,828)                                        EUR              3,500,000        3,225,583
                                                                                                ---------------

GERMANY - 3.81%
Bundesobligation (German Government), 5.00%, 8/19/2005
(Identified Cost $3,103,283)                                        EUR              3,500,000        3,192,821
                                                                                                ---------------

ISRAEL - 2.55%
State of Israel, 7.75%, 3/15/2010
(Identified Cost $1,990,520)                                        USD              2,000,000        2,137,270
                                                                                                ---------------

ITALY - 3.70%
Buoni Poliennali del Tesoro (Italian Government), 6.25%, 3/1/2002
(Identified Cost $3,986,024)                                        EUR              3,460,255        3,096,119
                                                                                                ---------------

NETHERLANDS - 3.84%
Netherlands Government, 5.50%, 7/15/2010
(Identified Cost $3,116,444)                                        EUR              3,500,000        3,210,435
                                                                                                ---------------

NEW ZEALAND - 1.36%
New Zealand Government, 8.00%, 11/15/2006
(Identified Cost $1,708,016)                                        NZD              2,550,000        1,134,377
                                                                                                ---------------

SOUTH AFRICA - 2.54%
Republic of South Africa, 9.125%, 5/19/2009
(Identified Cost $2,032,534)                                        USD              2,000,000        2,130,000
                                                                                                ---------------

SPAIN - 3.01%
Bonos Y Oblig Del Estado (Spanish Government), 7.90%, 2/28/2002
(Identified Cost $3,267,272)                                        EUR              2,812,737        2,521,240
                                                                                                ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                          CURRENCY  PRINCIPAL AMOUNT  VALUE (NOTE 2)
UNITED STATES GOVERNMENT - 12.19%
Fannie Mae, 5.50%, 2/15/2006                              USD              3,000,000  $     3,090,042
Freddie Mac, 5.625%, 3/15/2011                            USD              3,000,000        2,973,435
U.S. Treasury Bond, 5.50%, 8/15/2028                      USD              2,000,000        1,937,734
U.S. Treasury Note, 6.50%, 2/15/2010                      USD              2,000,000        2,197,188
                                                                                      ---------------

TOTAL UNITED STATES GOVERNMENT SECURITIES
(Identified Cost $9,987,121)                                                               10,198,399
                                                                                      ---------------

TOTAL GOVERNMENT SECURITIES
(Identified Cost $50,936,097)                                                              47,123,522
                                                                                      ---------------

CORPORATE BONDS - 32.41%
Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius)2          USD              5,000,000          375,000
Bayer Corp., 6.20%, 2/15/2028 (United States)             USD              2,000,000        2,002,860
Canadian National Railway Co., 6.90%, 7/15/2028 (Canada)  USD              3,000,000        3,002,805
Delta Air Lines, 6.65%, 3/15/2004 (United States)         USD              1,000,000          931,906
Delta Air Lines, 7.90%, 12/15/2009 (United States)        USD              2,000,000        1,775,272
Iron Mountain, Inc., 8.625%, 4/1/2013 (United States)     USD              2,000,000        2,080,000
Merrill Lynch & Co., Stock Linked Note (Telebras),
11/28/2003 (United States)1                               USD              5,000,000        4,872,000
Oracle Corp., 6.91%, 2/15/2007 (United States)            USD              2,000,000        2,129,488
PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands)     USD              1,132,000        1,143,320
Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands)    USD              1,250,000        1,268,125
Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)   USD                266,665          272,148
Phelps Dodge Corp., 8.75%, 6/1/2011 (United States)       USD              3,000,000        2,938,611
Sun Microsystems, Inc., 7.65%, 8/15/2009 (United States)  USD              2,000,000        2,030,114
Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada)       USD                250,000          260,000
Waste Management, Inc., 7.375%, 8/1/2010 (United States)  USD              2,000,000        2,045,028
                                                                                      ---------------

TOTAL CORPORATE BONDS
(Identified Cost $31,722,635)                                                              27,126,677
                                                                                      ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
SHORT-TERM INVESTMENTS - 9.80%
Dreyfus Treasury Cash Management Fund                                          2,201,348  $     2,201,348
Federal Home Loan Bank Discount Note, 1/8/2002                  $              2,000,000        1,999,151
Federal National Mortgage Association Discount Note, 1/9/2002                  4,000,000        3,998,080
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $8,198,579)                                                                    8,198,579
                                                                                          ---------------

TOTAL INVESTMENTS - 98.51%
(Identified Cost $90,857,311)                                                                  82,448,778

OTHER ASSETS, LESS LIABILITIES - 1.49%                                                          1,244,372
                                                                                          ---------------

NET ASSETS -100%                                                                          $    83,693,150
                                                                                          ===============



KEY:
AUD  -  Australian  Dollar
EUR  -  Euro
CAD  -  Canadian  Dollar
USD  -  United  States  Dollar
NZD  -  New  Zealand  Dollar


1Restricted, excluding 144A securities, as to public resale. The total market value of the restricted securities held at December 31, 2001 was $4,872,000 or 6% of net assets, and is comprised of one security acquired on 5/21/98 at a cost of $5,000,000.
2This issuer is in default of certain debt covenants and has missed its two most recent interest payments. Income is not being accrued.


FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized depreciation based on identified cost for federal tax purposes of $90,828,764 was as follows:




Unrealized appreciation        $ 1,119,214
Unrealized depreciation         (9,499,200)
                               ------------

UNREALIZED DEPRECIATION - NET  $(8,379,986)
                               ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost, $90,857,311) (Note 2)   $82,448,778
Interest receivable                                               1,375,224
Receivable for fund shares sold                                     252,485
Dividends receivable                                                  2,137
                                                                ------------

TOTAL ASSETS                                                     84,078,624
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3)                                      70,929
Accrued fund accounting fee (Note 3)                                  3,191
Accrued transfer agent fee (Note 3)                                   1,548
Payable for fund shares repurchased                                 280,087
Audit fee payable                                                    24,469
Other payables and accrued expenses                                   5,250
                                                                ------------

TOTAL LIABILITIES                                                   385,474
                                                                ------------

TOTAL NET ASSETS                                                $83,693,150
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    94,863
Additional paid-in-capital                                       94,505,858
Undistributed net investment income                                  30,276
Accumulated net realized loss on investments                     (2,527,558)
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (8,410,289)
                                                                ------------

TOTAL NET ASSETS                                                $83,693,150
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($83,693,150/9,486,377 shares)                  $      8.82
                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest (net of foreign tax withheld, $21,533)        $ 5,058,938
Dividends                                                  108,197
                                                       ------------

Total Investment Income                                  5,167,135
                                                       ------------

EXPENSES:

Management fee (Note 3)                                    833,848
Fund accounting fee (Note 3)                                51,783
Transfer agent fee (Note 3)                                 35,918
Directors' fee (Note 3)                                      6,700
Audit fee                                                   27,000
Custodian fee                                               11,000
Miscellaneous                                               30,826
                                                       ------------

Total Expenses                                             997,075
                                                       ------------

NET INVESTMENT INCOME                                    4,170,060
                                                       ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on
Investments                                             (1,886,554)
Foreign currency and other assets and liabilities          (27,515)
                                                       ------------
                                                        (1,914,069)
                                                       ------------

Net change in unrealized depreciation on
Investments                                             (1,710,292)
Foreign currency and other assets and liabilities          (39,021)
                                                       ------------
                                                        (1,749,313)
                                                       ------------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                          (3,663,382)
                                                       ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $   506,678
                                                       ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                                     FOR THE        FOR THE
                                                                    YEAR ENDED    YEAR ENDED
                                                                     12/31/01      12/31/00
                                                                   ------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                              $ 4,170,060   $  4,458,076
Net realized loss on investments                                    (1,914,069)    (1,843,836)
Net change in unrealized depreciation on investments                (1,749,313)    (2,437,779)
                                                                   ------------  -------------
Net increase from operations                                           506,678        176,461
                                                                   ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          (3,690,163)    (2,794,567)
                                                                   ------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)     6,380,132     (8,546,359)
                                                                   ------------  -------------

Net increase (decrease) in net assets                                3,196,647    (11,164,465)

NET ASSETS:

Beginning of year                                                   80,496,503     91,660,968
                                                                   ------------  -------------

END OF YEAR (including undistributed net investment income and distributions in excess of net investment income of
$30,276 and ($627,618), respectively)                              $83,693,150   $ 80,496,503
                                                                   ============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                                                    FOR THE YEARS ENDED
                                                                12/31/01            12/31/00      12/31/99    12/31/98
                                                         ---------------------  --------------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $               9.18   $        9.47   $    9.66   $   10.12
                                                         ---------------------  --------------  ----------  ----------

Income from investment operations:
Net investment income                                                  0.49 4            0.52        0.61        0.60
Net realized and unrealized gain (loss) on investments                (0.44)4           (0.48)      (0.16)      (0.32)
                                                         ---------------------  --------------  ----------  ----------
Total from investment operations                                         0.05            0.04        0.45        0.28
                                                         ---------------------  --------------  ----------  ----------

Less distributions to shareholders:
From net investment income                                              (0.41)          (0.33)      (0.64)      (0.63)
From realized gain on investments                                          --              --        -- 3       (0.11)
                                                         ---------------------  --------------  ----------  ----------
Total distributions to shareholders                                     (0.41)          (0.33)      (0.64)      (0.74)
                                                         ---------------------  --------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $               8.82   $        9.18   $    9.47   $    9.66
                                                         =====================  ==============  ==========  ==========

Total return1                                                            0.52%           0.51%       4.71%       2.78%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                                 1.20%           1.13%       1.10%       1.10%
Net investment income                                                  5.00%4            5.38%       5.42%       5.75%

Portfolio turnover                                                         21%             24%         10%         29%

NET ASSETS - END OF PERIOD (000's omitted)               $             83,693   $      80,497   $  91,661   $ 118,793
                                                         =====================  ==============  ==========  ==========


                                                          FOR THE PERIOD
                                                           10/31/97* TO
                                                             12/31/97
                                                         ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $         10.00
                                                         ----------------

Income from investment operations:
Net investment income                                               0.08
Net realized and unrealized gain (loss) on investments              0.12
                                                         ----------------
Total from investment operations                                    0.20
                                                         ----------------

Less distributions to shareholders:
From net investment income                                         (0.08)
From realized gain on investments                                     --
                                                         ----------------
Total distributions to shareholders                                (0.08)
                                                         ----------------

NET ASSET VALUE - END OF PERIOD                          $         10.12
                                                         ================

Total return1                                                       2.00%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                          1.09%2
Net investment income                                             4.75%2

Portfolio turnover                                                     3%

NET ASSETS - END OF PERIOD (000's omitted)               $       127,172
                                                         ================



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.
3Less  than  $0.01  per  share.
4As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets by 0.25%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*Commencement  of  operations.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing principally in fixed income securities issued by governments, banks, corporations, and supranational entities, such as the World Bank, located anywhere in the world.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily on an effective yield basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  POLICY
As required, effective January 1, 2001, the Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. The guide requires amortization of premiums and discounts on an effective yield basis. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a reclassification of the components of net assets by a $263,168 increase in accumulated undistributed net investment income and a corresponding $263,168 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $224,056, decrease net unrealized appreciation (depreciation) by $24,750, and decrease net realized gains (losses) by $199,306. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

Notes  to  Financial  Statements


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $13,534,300 and $14,327,927, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $6,002,494 and $0, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Global  Fixed  Income  Series  were:



                      FOR THE YEAR                    FOR THE YEAR
                     ENDED 12/31/01                  ENDED 12/31/00
                    ----------------                ----------------
                 Shares          Amount          Shares          Amount
              --------------  --------------  --------------  -------------
Sold              1,806,923   $ 16,430,629        1,174,799   $ 10,973,548
Reinvested          400,895      3,539,904          304,986      2,720,522
Repurchased      (1,488,580)   (13,590,401)      (2,392,231)   (22,240,429)
              --------------  -------------  ---------------  -------------
Total               719,238   $  6,380,132         (912,446)  $ (8,546,359)
              ==============  =============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements


6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

7.   DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 6) on a tax basis were as follows:

Undistributed  ordinary  income          $    1,729
Accumulated  capital  loss               $2,527,558

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses, Post-October losses and market discount reclassification. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2001 the Series, for federal income tax purposes, had capital loss carryforwards of $659,340 and $1,868,218 that will expire on December 31, 2007 and 2009, respectively.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income                    $3,690,163

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF GLOBAL FIXED INCOME SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Fixed Income Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
INTERNATIONAL  SERIES

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

Since its inception in August of 1992, the International Series has been predominately invested in Western European Countries. Western European markets ended the year down, as did most markets, and the Series. The Series was down slightly less for the year than its benchmark, the MSCI All Country World Index Free ex U.S. Index, which fell 19.50% in 2001.

As the global economy has slowed down, European growth has remained more resilient. This is due to less build up of economic excess prior to the downturn. We expect the region to continue to hold up well and to recover along with the global economy early this year. The reasons for our continued optimism include positive governmental reforms within the labor market, tax structure, and business regulation. Through liberalized regulations and restructuring, companies are adopting the U.S. model which focuses on maximizing shareholder value. Labor market reforms have increased the flexibility of the market, while increasing participation. Only in the last few months have unemployment rates begun to climb, but at a much slower rate than in the U.S.

Another reason we are bullish on Western Europe is our expectation of euro appreciation. The euro should benefit from the smooth January 1, 2002 debut of banknotes and coins. In addition, positive growth and interest rate differentials should drive up investment in Europe and the euro's value.

The size of the positions in Western Europe were largely left unchanged during 2001. The sharp decline in the European markets led to valuations that were at all-time lows when taking into account the level of interest rates. Even after significant appreciation post 9/11, Western Europe is still significantly undervalued.

As the year progressed, we positioned the Series' portfolio in accordance with our expectations of a global economic recovery. In anticipation that Latin
American markets would be among the first to rise in an impending recovery, a small portion of the fund was invested in Brazil, Argentina, and Mexico. At the time, equity valuations were extremely attractive throughout the region. In Argentina, valuations were below their 1998 lows, during the last emerging market crisis, and in Brazil and Mexico valuations were approaching 1998 levels. These markets rallied handsomely as the Argentine crisis finally came to a head. We feel that there is room for further appreciation given that valuations are so low and the fact that pressures on Argentina will ultimately result in them getting it right. We will continue to closely monitor the situation.

The Series also remains invested in the emerging markets of Eastern Europe, specifically Poland, Hungary, and the Czech Republic. We remain bullish on these markets as they are launching significant reforms in an attempt to join the European Union. The holdings were added at a discount during a period of negative market sentiment and should be early beneficiaries during a global upturn.

The International Series is managed on a top down basis, focusing on economic trends to select countries and regions that we expect to outperform. We continually examine the prospects for both the areas that we are currently invested in and areas that we are not, in an attempt to add attractive investments to the Series. We will continue to monitor the health of the global recovery and reposition the Series accordingly. It is our belief that the countries we are currently exposed to are well positioned to benefit from the resumption of global economic growth and further reforms.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  -  December  31,  2001


Exeter  Fund,  Inc.  International  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            7,952        -20.48%   -20.48%
Five Year   $           15,514         55.14%     9.18%
Inception1  $           22,585        125.85%     9.10%




S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,812        -11.88%   -11.88%
Five Year   $           16,624         66.24%    10.69%
Inception1  $           33,350        233.50%    13.74%




Morgan Stanley Capital International (MSCI) All Country World Index Free ex U.S. Index (New Index)




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,050        -19.50%   -19.50%
Five Year   $           10,452          4.52%     0.89%
Inception1  $           16,743         67.43%     5.66%




Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index3 (Old Index)




                                         Total Return
                     Growth of $10,000                  Average
                         Investment       Cumulative     Annual
1/1/01 - 10/31/01    $            7,601        -23.99%   -23.99%
1/1/97 - 10/31/01    $           10,128          1.28%     0.26%
8/27/921 - 10/31/01  $           15,785         57.85%     5.09%




1Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market.
The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization weighted measure of the total return of 1,812 companies listed on the stock exchanges of 48 countries. The MSCI All Country World ex U.S. Index is a market capitalization measure of the total return of 1,715 companies listed on the stock exchanges of 48 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. 3The old index, the MSCI All Country World ex U.S. Index, was discontinued effective 10/31/01. This index was therefore replaced by the MSCI All Country World Index Free ex U.S. Index, which is described above.

Performance  Update  &  Portfolio  Allocation  by  Country*  - December 31, 2001


The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the MSCI All Country World Index Free ex U.S. Index.2 The comparison to the MSCI All Country World ex U.S. Index is through 10/31/01.3


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




              Exeter Fund, Inc.    S&P 500 Total     MSCI All Country           MSCI All Country
Date        International Series    Return Index   World ex U.S. Index   World Index Free ex U.S. Index
8/27/1992   $              10,000  $       10,000  $             10,000  $                        10,000
12/31/1992                 10,598          10,643                 9,510                            9,495
12/31/1993                 13,359          11,709                12,892                           12,809
12/31/1994                 11,425          11,868                13,808                           13,659
12/31/1995                 11,898          16,312                14,985                           15,016
12/31/1996                 14,557          20,052                15,981                           16,019
12/31/1997                 18,589          26,959                16,254                           16,346
12/31/1998                 22,983          34,398                18,544                           18,710
12/31/1999                 29,289          41,634                24,441                           24,492
12/31/2000                 28,403          37,845                20,767                           20,797
10/31/2001                 21,220          30,706                15,785                           15,807
12/31/2001                 22,585          33,350                                                 16,743




[graphic]
[pie  chart]


Argentina  -  0.66%
Brazil  -  2.52%
Czech  Republic  -  1.83%
France  -  34.11%
Germany  -  23.96%
Hungary  -  2.59%
Italy  -  17.30%
Mexico  -  1.08%
Poland  -  3.21%
Spain  -  9.49%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 3.25%

*As  a  percentage  of  net  assets.

Investment  Portfolio  -  December  31,  2001




                                                     SHARES   VALUE (NOTE 2)
COMMON STOCK - 96.75%
ARGENTINA - 0.66%

FINANCIAL SERVICES - 0.43%
Grupo Financiero Galicia S.A. - ADR                   26,500  $        84,535
Perez Companc S.A. - ADR                              22,000          274,780
                                                              ---------------
                                                                      359,315
                                                              ---------------

TELECOMMUNICATIONS - 0.23%
Telecom Argentina Stet - France Telecom S.A. - ADR    30,500          198,860
                                                              ---------------

TOTAL ARGENTINIAN SECURITIES
(Identified Cost $903,497)                                            558,175
                                                              ---------------

BRAZIL - 2.52%

ENERGY SOURCES - 0.92%
Petroleo Brasileiro S.A. (Petrobras) - ADR            34,700          771,381
                                                              ---------------

PAPER & RELATED PRODUCTS - 0.65%
Aracruz Celulose S.A. - ADR                           30,000          545,400
                                                              ---------------

TELECOMMUNICATIONS - 0.95%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR    20,100          804,000
                                                              ---------------

TOTAL BRAZILIAN SECURITIES
(Identified Cost $2,000,170)                                        2,120,781
                                                              ---------------

CZECH REPUBLIC - 1.83%

BANKING - 0.48%
Ceska Sporitelna a.s.*                                48,660          405,729
                                                              ---------------

TELECOMMUNICATIONS - 0.76%
Cesky Telecom a.s.                                    62,790          640,085
                                                              ---------------

UTILITIES - GAS & ELECTRIC - 0.59%
Ceske Energeticke Zavody a.s. (CEZ)                  227,220          495,464
                                                              ---------------

TOTAL CZECH SECURITIES
(Identified Cost $1,736,984)                                        1,541,278
                                                              ---------------

FRANCE - 34.11%

AUTOMOBILES - 0.63%
PSA Peugeot Citroen                                   12,435          528,680
                                                              ---------------

BUILDING MATERIALS & COMPONENTS - 0.81%
Lafarge S.A.                                           7,327          684,346
                                                              ---------------

BUSINESS & PUBLIC SERVICES - 1.86%
Vivendi Universal S.A.                                28,650        1,568,822
                                                              ---------------

CHEMICALS - 3.79%
L'Air Liquide S.A.                                     9,906        1,388,280
Aventis S.A.                                          25,300        1,796,491
                                                              ---------------
                                                                    3,184,771
                                                              ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                         SHARES   VALUE (NOTE 2)
FRANCE (continued)
ELECTRICAL & ELECTRONICS - 1.63%
Alcatel S.A.                              80,100  $     1,369,328
                                                  ---------------

ENERGY SOURCES - 3.84%
TotalFinaElf S.A.                         22,587        3,225,795
                                                  ---------------

FINANCIAL SERVICES - 4.23%
BNP Paribas S.A.                          23,347        2,089,157
Societe Generale                          26,312        1,472,424
                                                  ---------------
                                                        3,561,581
                                                  ---------------

FOOD & HOUSEHOLD PRODUCTS - 1.16%
Groupe Danone                              7,988          974,389
                                                  ---------------

HEALTH & PERSONAL CARE - 6.65%
Sanofi-Synthelabo S.A.                    35,745        2,667,062
L'Oreal S.A.                              40,630        2,926,639
                                                  ---------------
                                                        5,593,701
                                                  ---------------

INDUSTRIAL COMPONENTS - 0.33%
Michelin-B                                 8,413          277,532
                                                  ---------------

MACHINERY & ENGINEERING - 0.39%
Schneider Electric S.A.                    6,795          326,706
                                                  ---------------

MERCHANDISING - 2.93%
Carrefour S.A.                            38,832        2,019,187
Casino Guichard-Perrachon S.A.             5,825          449,405
                                                  ---------------
                                                        2,468,592
                                                  ---------------

MULTI-INDUSTRY - 5.86%
Axa                                      110,292        2,304,788
LVMH S.A. (Louis Vuitton Moet Hennessy)   32,320        1,315,108
Suez S.A.                                 43,340        1,312,024
                                                  ---------------
                                                        4,931,920
                                                  ---------------

TOTAL FRENCH SECURITIES
(Identified Cost $14,237,894)                          28,696,163
                                                  ---------------

GERMANY - 23.96%

AIRLINES - 0.38%
Deutsche Lufthansa AG                     23,700          318,639
                                                  ---------------

BUSINESS & PUBLIC SERVICES - 3.20%
SAP AG                                    20,550        2,693,537
                                                  ---------------

CHEMICALS - 3.17%
Bayer AG                                  83,750        2,662,115
                                                  ---------------

ELECTRICAL & ELECTRONICS - 4.41%
Siemens AG                                55,725        3,713,776
                                                  ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                SHARES   VALUE (NOTE 2)
GERMANY (continued)
FINANCIAL SERVICES - 1.80%
Bayerische Hypo-und Vereinsbank AG (HVB Group)   49,730  $     1,512,109
                                                         ---------------

INSURANCE - 3.57%
Allianz AG                                       12,720        3,006,945
                                                         ---------------

MACHINERY & ENGINEERING - 0.37%
MAN AG                                           14,520          307,693
                                                         ---------------

MATERIALS & COMMODITIES - 0.55%
Degussa AG                                       17,900          462,195
                                                         ---------------

TELECOMMUNICATIONS - 1.44%
Deutsche Telekom AG                              70,000        1,209,132
                                                         ---------------

UTILITIES - GAS & ELECTRIC - 5.07%
RWE AG                                           37,905        1,432,676
E.On AG                                          54,537        2,835,815
                                                         ---------------
                                                               4,268,491
                                                         ---------------

TOTAL GERMAN SECURITIES
(Identified Cost $13,694,669)                                 20,154,632
                                                         ---------------

HUNGARY -  2.59%

BANKING - 0.75%
OTP Bank Rt.                                     10,518          631,551
                                                         ---------------

CHEMICALS - 0.14%
BorsodChem Rt.                                    7,110          120,184
                                                         ---------------

HEALTH & PERSONAL CARE - 1.09%
EGIS Rt.                                          6,857          262,008
Gedeon Richter Rt.                               11,900          651,740
                                                         ---------------
                                                                 913,748
                                                         ---------------

TELECOMMUNICATIONS - 0.61%
Magyar Tavkozlesi Rt. (Matav)                   156,486          515,365
                                                         ---------------

TOTAL HUNGARIAN SECURITIES
(Identified Cost $2,706,728)                                   2,180,848
                                                         ---------------

ITALY - 17.30%

ADVERTISING - 0.02%
Seat Pagine Gialle S.p.A.                        16,488           13,315
                                                         ---------------

BUILDING MATERIAL & COMPONENTS - 0.40%
Italcementi S.p.A.                               43,264          338,987
                                                         ---------------

ENERGY SOURCES - 3.27%
ENI S.p.A. (Ente Nazionale Idrocarburi)         219,554        2,752,440
                                                         ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                               SHARES   VALUE (NOTE 2)
ITALY (continued)
FINANCIAL SERVICES - 4.34%
IntesaBci S.p.A. warrants, 11/15/2002           73,260  $       231,563
IntesaBci S.p.A.                               580,021        1,451,189
UniCredito Italiano S.p.A.                     489,000        1,963,628
                                                        ---------------
                                                              3,646,380
                                                        ---------------

INSURANCE - 2.83%
Assicurazioni Generali S.p.A.                   85,804        2,383,614
                                                        ---------------

MULTI-INDUSTRY - 0.33%
Pirelli S.p.A.                                 160,000          280,647
                                                        ---------------

TELECOMMUNICATIONS - 6.11%
Telecom Italia S.p.A.                          294,445        2,516,803
Telecom Italia Mobile S.p.A. (T.I.M.)          470,000        2,623,851
                                                        ---------------
                                                              5,140,654
                                                        ---------------

TOTAL ITALIAN SECURITIES
(Identified Cost $8,309,486)                                 14,556,037
                                                        ---------------

MEXICO - 1.08%

PAPER & RELATED PRODUCTS - 1.08%
Kimberly-Clark de Mexico, S.A. de C.V. - ADR
(Identified Cost $939,718)                      61,875          907,013
                                                        ---------------

POLAND - 3.21%

BANKING - 1.69%
Bank Pekao S.A.*                                58,650        1,185,712
Bank Zachodni WBK S.A.*                         18,604          235,364
                                                        ---------------
                                                              1,421,076
                                                        ---------------

BEVERAGE & TOBACCO - 0.19%
Browary Zywiec S.A.                              2,726          158,642
                                                        ---------------

ENERGY SOURCES - 0.89%
Polski Koncern Naftowy Orlen S.A.              156,400          751,891
                                                        ---------------

SOFTWARE DEVELOPMENT - 0.10%
Prokom Software S.A.                             3,000           80,462
                                                        ---------------

TELECOMMUNICATIONS - 0.34%
Telekomunikacja Polska S.A.                     80,000          283,389
                                                        ---------------

TOTAL POLISH SECURITIES
(Identified Cost $2,891,948)                                  2,695,460
                                                        ---------------

SPAIN - 9.49%

BEVERAGE & TOBACCO - 0.43%
Altadis, S.A.*                                  21,330          362,362
                                                        ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
SPAIN (continued)
CONSTRUCTION & HOUSING - 0.73%
Fomento de Construcciones y Contratas S.A. (FCC)                                  18,216  $      377,094
Grupo Dragados, S.A.                                                              17,982         240,642
                                                                                          ---------------
                                                                                                 617,736
                                                                                          ---------------

FINANCIAL SERVICES  - 3.23%
Banco Bilbao Vizcaya Argentaria, S.A.                                            119,066       1,473,589
Banco Santander Central Hispano S.A.                                             148,527       1,244,425
                                                                                          ---------------
                                                                                               2,718,014
                                                                                          ---------------

MULTI-INDUSTRY - 0.43%
Autopistas, Concesionaria Espanola S.A.                                           36,299         361,659
                                                                                          ---------------

TELECOMMUNICATIONS - 2.09%
Telefonica, S.A.                                                                 131,313       1,757,278
                                                                                          ---------------

UTILITIES - GAS & ELECTRIC - 2.58%
Endesa, S.A.                                                                      70,100       1,096,639
Gas Natural SDG, S.A.                                                             14,983         249,468
Iberdrola S.A.                                                                    30,612         398,486
Union Fenosa, S.A.                                                                26,063         421,883
                                                                                          ---------------
                                                                                               2,166,476
                                                                                          ---------------

TOTAL SPANISH SECURITIES
(Identified Cost $3,396,135)                                                                   7,983,525
                                                                                          ---------------

TOTAL COMMON STOCK
(Identified Cost $50,817,229)                                                                 81,393,912
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 3.32%
Dreyfus Treasury Cash Management Fund                                            791,880         791,880
Federal National Mortgage Association Discount Note, 1/9/2002   $              2,000,000       1,999,033
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,790,913)                                                                   2,790,913
                                                                                          ---------------

TOTAL INVESTMENTS - 100.07%
(Identified Cost $53,608,142)                                                                 84,184,825

LIABILITIES, LESS OTHER ASSETS - (0.07%)                                                         (60,584)
                                                                                          ---------------

NET ASSETS - 100%                                                                         $   84,124,241
                                                                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001


FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $53,756,032 was as follows:




Unrealized appreciation        $33,668,188
Unrealized depreciation         (3,239,395)
                               ------------

UNREALIZED APPRECIATION - NET  $30,428,793
                               ============




INDUSTRY  CONCENTRATION  (AS  A  PERCENT  OF  NET  ASSETS):




                                    PERCENT
                                 OF NET ASSETS
                                 -------------
Advertising                               0.02%
Airlines                                  0.38%
Automobiles                               0.63%
Banking                                   2.92%
Beverage & Tobacco                        0.62%
Building Materials & Components           1.21%
Business & Public Services                5.06%
Chemicals                                 7.10%
Construction & Housing                    0.73%
Electrical & Electronics                  6.04%
Energy Sources                            8.92%
Financial Services                       14.03%
Food & Household Products                 1.16%
Health & Personal Care                    7.74%
Industrial Components                     0.33%
Insurance                                 6.40%
Machinery & Engineering                   0.76%
Materials & Commodities                   0.55%
Merchandising                             2.93%
Multi-Industry                            6.62%
Paper & Related Products                  1.73%
Software Development                      0.10%
Telecommunications                       12.53%
Utilities - Gas & Electric                8.24%
                                         ------
TOTAL COMMON STOCK                       96.75%
                                         ======




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $53,608,142) (Note 2)    $84,184,825
Foreign currency, at value (cost $24,285)                            24,285
Receivable for fund shares sold                                     433,277
Foreign tax reclaims receivable                                     135,008
Dividends receivable                                                  1,486
                                                                ------------

TOTAL ASSETS                                                     84,778,881
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3)                                      70,723
Accrued fund accounting fee (Note 3)                                  3,177
Accrued transfer agent fee (Note 3)                                   2,409
Payable for fund shares repurchased                                 514,332
Custodian fee payable                                                28,869
Audit fee payable                                                    23,690
Other payables and accrued expenses                                  11,440
                                                                ------------

TOTAL LIABILITIES                                                   654,640
                                                                ------------

TOTAL NET ASSETS                                                $84,124,241
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $   106,629
Additional paid-in-capital                                       53,599,828
Accumulated net realized loss on investments                       (147,890)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                 30,565,674
                                                                ------------

TOTAL NET ASSETS                                                $84,124,241
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($84,124,241/10,662,965 shares)                 $      7.89
                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $297,773)      $  1,764,737
Interest                                                     21,668
                                                       -------------

Total Investment Income                                   1,786,405
                                                       -------------

EXPENSES:

Management fee (Note 3)                                     979,447
Fund accounting fee (Note 3)                                 55,042
Transfer agent fee (Note 3)                                  41,235
Directors' fee (Note 3)                                       6,700
Custodian fee                                               110,000
Audit fee                                                    32,000
Miscellaneous                                                31,667
                                                       -------------

Total Expenses                                            1,256,091
                                                       -------------

NET INVESTMENT INCOME                                       530,314
                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:


Net realized gain (loss) on
Investments                                               3,257,800
Foreign currency and other assets and liabilities           (27,846)
                                                       -------------
                                                          3,229,954
                                                       -------------

Net change in unrealized appreciation on
Investments                                             (28,427,854)
Foreign currency and other assets and liabilities            (3,761)
                                                       -------------
                                                        (28,431,615)
                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                          (25,201,661)
                                                       -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $(24,671,347)
                                                       =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                             FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            12/31/01       12/31/00
                                                          -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $    530,314   $    353,004
Net realized gain on investments                             3,229,954     24,632,004
Net change in unrealized depreciation
on investments                                             (28,431,615)   (29,925,584)
                                                          -------------  -------------
Net decrease from operations                               (24,671,347)    (4,940,576)
                                                          -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                    (470,205)      (222,971)
From net realized gain on investments                       (3,407,700)   (49,609,076)
                                                          -------------  -------------
Total distributions to shareholders                         (3,877,905)   (49,832,047)
                                                          -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                       (6,458,391)    13,234,373
                                                          -------------  -------------

Net decrease in net assets                                 (35,007,643)   (41,538,250)

NET ASSETS:

Beginning of year                                          119,131,884    160,670,134
                                                          -------------  -------------

END OF YEAR (including undistributed net investment
income and accumulated distributions in excess of
net investment income of $0 and ($32,596), respectively)  $ 84,124,241   $119,131,884
                                                          =============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                       FOR THE YEARS ENDED
                                                               12/31/01          12/31/00    12/31/99    12/31/98    12/31/97
                                                         ---------------------  ----------  ----------  ----------  -----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              10.40   $   17.43   $   15.57   $   13.08   $   11.54
                                                         ---------------------  ----------  ----------  ----------  -----------

Income from investment operations:
Net investment income                                                    0.05        0.04        0.11        0.10        0.16
Net realized and unrealized gain (loss) on investments                  (2.18)      (0.83)       4.03        2.95        2.99
                                                         ---------------------  ----------  ----------  ----------  -----------
Total from investment operations                                        (2.13)      (0.79)       4.14        3.05        3.15
                                                         ---------------------  ----------  ----------  ----------  -----------

Less distributions to shareholders:
From net investment income                                              (0.05)      (0.03)      (0.12)      (0.11)      (0.15)
From net realized gain on investments                                   (0.33)      (6.21)      (2.16)      (0.45)      (1.46)
                                                         ---------------------  ----------  ----------  ----------  -----------
Total distributions to shareholders                                     (0.38)      (6.24)      (2.28)      (0.56)      (1.61)
                                                         ---------------------  ----------  ----------  ----------  -----------

NET ASSET VALUE - END OF YEAR                            $               7.89   $   10.40   $   17.43   $   15.57   $   13.08
                                                         =====================  ==========  ==========  ==========  ==========

Total return1                                                         (20.48%)     (3.03%)      27.44%      23.63%      27.70%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                                 1.28%       1.19%       1.12%       1.12%       1.08%
Net investment income                                                    0.54%       0.28%       0.52%       0.59%       1.18%

Portfolio turnover                                                          6%          3%          4%          0%         10%

NET ASSETS - END OF YEAR (000's omitted)                 $             84,124   $ 119,132   $ 160,670   $ 199,259   $ 199,256
                                                         =====================  ==========  ==========  ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board of Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassed to conform to current year presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $5,402,006 and $14,270,864, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:




                      FOR THE YEAR                    FOR THE YEAR
                     ENDED 12/31/01                  ENDED 12/31/00
                    ----------------                ----------------

                 Shares          Amount          Shares          Amount
              --------------  -------------  ---------------  -------------
Sold              1,668,535   $ 14,400,961          797,953   $ 12,828,486
Reinvested          489,873      3,835,707        4,420,495     49,342,115
Repurchased      (2,950,200)   (24,695,059)      (2,981,052)   (48,936,228)
              --------------  -------------  ---------------  -------------
Total              (791,792)   ($6,458,391)       2,237,396   $ 13,234,373
              ==============  =============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

7.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to portfolio on page 9) on a tax basis were as follows:

Undistributed  ordinary  income          $         0
Undistributed  long-term  gain           $         0

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including mark-to-market on qualified five year gains and foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from

Notes  to  Financial  Statements


7. DISTRIBUTIONS TO SHAREHOLDERS (continued) distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For its fiscal year ended December 31, 2001, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $1,963,046. The total amount of taxes paid by the Series to such countries was $297,773.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income                   $  472,215
Long-term  capital  gains          $3,405,690

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF INTERNATIONAL
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

[This  page  intentionally  left  blank]

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
WORLD  OPPORTUNITIES  SERIES

[This  page  intentionally  left  blank]

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

The World Opportunities Series ended the year with significant outperformance relative to its benchmarks, the MSCI World Index and the MSCI All Country World Index Free ex U.S. Index. Both these benchmarks ended the year down over 15%, while the Series was nearly flat for the year.

The Series had benefited for an extended period from a large exposure to defensive stocks such as pharmaceuticals, basic materials, and consumer staples. This began to change towards the last quarter of 2001. In anticipation of global economic improvement, we had begun to rotate out of defensive equities, particularly pharmaceuticals, and into more cyclical and economically sensitive sectors, such as the travel industry. The Series benefited from the timely acquisition of such cyclical equities, which outperformed during the post-9/11 rally, as the market started to look ahead to the resumption of global economic growth.

A good example of the more cyclical holdings, and a significant contributor to the Series' return, was P&O Princess Cruises. The stock was purchased shortly after 9/11, when negative sentiment on the cruise operators and the travel industry had peaked. Princess was sold for an 87% gain in two months, on improved sentiment and a proposed merger deal.

Early in the year several Turkish stocks were purchased within the Series under our Profile Strategy, in which we look for strong companies that dominate an industry. We were able to buy the stocks of high quality companies at bargain prices after economic problems within the country had led to a panic in Turkey's markets. The stocks appreciated significantly after a loan package from the International Monetary Fund (IMF) calmed frayed nerves. However, after economic reforms stalled out, the market once again declined and all Turkish holdings were sold midway through the year.

The Series' Brazilian holdings were significant contributors to the outperformance. The Series is considerably overweight in Brazilian stocks, which comprise over 18% of the Series' holdings. The Brazilian market and currency had been beaten down by worries over contagion from Argentina, which was bracing for the largest default ever. As the year progressed, it became more apparent to the market that Brazil would not be largely impacted by an Argentine default, and the two markets began to decouple. In the fourth quarter the market and currency both experienced a powerful rally. On most measures, Brazilian equities are still undervalued at this time, and we remain overweighted.

It is important to consider the impact of currency movements when investing in stocks traded in the local currency, rather than the US dollar. We must decide whether the benefits of reduced risk, through hedging the currency, outweigh the costs. Currently we are only hedging the Japanese yen. We own two Japanese companies that we feel are strongly positioned within their industry; however, we are not optimistic regarding the Japanese economy, or the currency in particular. The currency has recently begun to slide and is likely to fall further, especially if the government is forced to take more extreme monetary action in 2002. The yen hedge will protect the Series against a decline in the yen, while allowing for exposure to strong Japanese companies. The Series continues to hold a small position in Japan, which is considerably underweighted relative to the Series' benchmarks.

We believe that the global economy has neared a bottom and that we are close to a recovery in global growth. As we continue to approach an economic recovery, we will continue to rotate the Series out of defensive holdings and further into cyclical stocks and emerging markets. Many emerging markets are at extremely attractive valuations and we expect them to be the early beneficiaries of an economic revival.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  -  December  31,  2001


Exeter  Fund,  Inc.  -  World  Opportunities  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            9,970         -0.30%    -0.30%
Five Year   $           15,797         57.97%     9.57%
Inception1  $           16,559         65.59%     9.94%




Morgan  Stanley  Capital  International  (MSCI)  World  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,318        -16.82%   -16.82%
Five Year   $           12,986         29.86%     5.36%
Inception1  $           14,110         41.10%     6.68%




Morgan Stanley Capital International (MSCI) All Country World Index Free ex U.S. Index (New Index)




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,050        -19.50%   -19.50%
Five Year   $           10,452          4.52%     0.89%
Inception1  $           10,622          6.22%     1.14%




Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index3 (Old Index)




                                        Total Return
                    Growth of $10,000                  Average
                        Investment       Cumulative     Annual
1/1/01 - 10/31/01   $            7,601        -23.99%   -23.99%
1/1/97 - 10/31/01   $           10,128          1.28%     0.26%
9/6/961 - 10/31/01  $           10,270          2.70%     0.52%




1Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The MSCI World Index is a market capitalization-weighted measure of the total return of 1,517 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI All Country World Index Free ex U.S. Index is a free float adjusted market capitalization weighted measure of the total return of 1,812 companies listed on the stock exchanges of 48 countries. The MSCI All Country World ex U.S. Index is a market capitalization measure of the total return of 1,715 companies listed on the stock exchanges of 48 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.
3The old index, the MSCI All Country World ex U.S. Index, was discontinued effective 10/31/01. This index was therefore replaced by the MSCI All Country World Index Free ex U.S. Index, which is described above.

Performance  Update  &  Portfolio  Allocation  by  Country*  - December 31, 2001


The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/01) as compared to the MSCI World Index and the MSCI All Country World Index Free ex U.S. Index.2 The comparison to the MSCI All Country World ex U.S. Index is through 10/31/01.3


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                 Exeter Fund, Inc.           MSCI        MSCI All Country           MSCI All Country
Date        World Opportunities Series   World Index   World ex U.S. Index   World Index Free ex U.S. Index
9/6/1996    $                    10,000  $     10,000  $             10,000  $                        10,000
12/31/1996                       10,482        10,865                10,398                           10,163
12/31/1997                       11,301        12,578                10,576                           10,370
12/31/1998                       10,806        15,639                12,066                           11,870
12/31/1999                       15,385        19,539                15,902                           15,538
12/31/2000                       16,609        16,964                13,512                           13,194
10/31/2001                       14,956        13,242                10,270                           10,028
12/31/2001                       16,559        14,110                                                 10,622




[graphic]
[pie  chart]


Brazil  -  18.66%
Canada  -  10.88%
Croatia  -  0.97%
France  -  3.06%
Germany  -  12.34%
Hong  Kong  -  1.74%
Ireland  -  1.88%
Japan  -  5.05%
Mexico  -  3.57%
Netherlands  -  1.39%
Norway  -  2.89%
Panama  -  2.32%
Philippines  -  3.80%
South  Africa  -  2.61%
South  Korea  -  2.14%
Switzerland  -  4.16%
United  Kingdom  -  14.58%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 7.96%

*As  a  percentage  of  net  assets.

Investment  Portfolio  -  December  31,  2001




                                                         SHARES    VALUE (NOTE 2)
COMMON STOCK - 92.04%
CHEMICALS & ALLIED PRODUCTS - 18.51%
Agrium, Inc. (Canada)                                     174,000  $     1,844,400
Akzo Nobel N.V. (Netherlands)                              19,000          848,396
Altana AG (Germany)                                        68,000        3,384,500
Bayer AG (Germany)                                         80,000        2,542,916
Merck KGaA (Germany)                                       46,000        1,683,346
Novartis AG - ADR (Switzerland)                            48,000        1,752,000
Pliva d.d. - GDR (Croatia)                                 80,000          808,000
Sankyo Company, Ltd. (Japan)                              148,000        2,535,175
                                                                   ---------------
                                                                        15,398,733
                                                                   ---------------

COMPUTER EQUIPMENT - 1.74%
Varitronix International Ltd. (Hong Kong)               2,170,000        1,447,066
                                                                   ---------------

CONSUMER LOAN COMPANY - 2.00%
Takefuji Corp. (Japan)                                     23,000        1,663,666
                                                                   ---------------

CRUDE PETROLEUM & NATURAL GAS - 8.68%
Compagnie Generale de Geophysique S.A. (CGG)* (France)     32,000        1,004,345
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)       165,000        3,667,950
Stolt Offshore S.A. - ADR* (United Kingdom)               283,000        2,547,000
                                                                   ---------------
                                                                         7,219,295
                                                                   ---------------

ELECTRIC SERVICES - 3.41%
International Power plc* (United Kingdom)                 360,000        1,055,757
Korea Electric Power Corp. (KEPCO) - ADR (South Korea)    195,000        1,784,250
                                                                   ---------------
                                                                         2,840,007
                                                                   ---------------

FOOD & KINDRED PRODUCTS - 16.11%
Nestle S.A. (Switzerland)                                   8,000        1,705,726
Panamerican Beverages, Inc. (Panama)                      130,000        1,931,800
San Miguel Corp. (Philippines)                          3,105,520        3,159,684
South African Breweries plc (United Kingdom)              365,300        2,472,231
Unilever plc - ADR (United Kingdom)                       124,249        4,133,764
                                                                   ---------------
                                                                        13,403,205
                                                                   ---------------

GLASS PRODUCTS - 1.89%
Waterford Wedgwood plc (Ireland)                        1,950,000        1,568,026
                                                                   ---------------

HOTELS - 1.85%
Club Mediterranee S.A. (France)                            42,200        1,540,530
                                                                   ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
MINING - 3.23%
Antofagasta plc (United Kingdom)                                                 250,000  $     1,917,507
Grupo Mexico S.A. (Mexico)                                                       781,200          771,100
                                                                                          ---------------
                                                                                                2,688,607
                                                                                          ---------------

MOTION PICTURE PRODUCTION - 2.16%
Alliance Atlantis Communications, Inc.* (Canada)                                 159,775        1,799,678
                                                                                          ---------------

PAPER & ALLIED PRODUCTS - 13.15%
Aracruz Celulose S.A. - ADR (Brazil)                                             235,000        4,272,300
Kimberly-Clark de Mexico, S.A. de C.V. - ADR (Mexico)                            150,000        2,198,820
Sappi Ltd. - ADR (South Africa)                                                  212,000        2,173,000
Votorantim Celulose e Papel S.A. - ADR (Brazil)                                  130,000        2,294,500
                                                                                          ---------------
                                                                                               10,938,620
                                                                                          ---------------

PRIMARY METAL INDUSTRIES - 3.56%
Ispat International N.V. (Netherlands)                                           174,000          304,500
Norddeutsche Affinerie AG (Germany)                                              210,000        2,655,104
                                                                                          ---------------
                                                                                                2,959,604
                                                                                          ---------------

TELECOMMUNICATION SERVICES - 3.51%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil)                       73,000        2,920,000
                                                                                          ---------------

TRANSPORTATION - 12.24%
Canadian National Railway Co. (Canada)                                           112,000        5,407,360
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil)                                                                     107,000        2,367,910
Odfjell ASA (Norway)                                                             160,000        2,408,220
                                                                                          ---------------
                                                                                               10,183,490
                                                                                          ---------------

TOTAL COMMON STOCK
(Identified Cost $80,886,711)                                                                  76,570,527
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 7.99%
Dreyfus Treasury Cash Management Fund                                          3,647,435        3,647,435
Federal National Mortgage Association Discount Note, 1/9/2002   $              3,000,000        2,998,549
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $6,645,984)                                                                    6,645,984
                                                                                          ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                          VALUE (NOTE 2)
TOTAL INVESTMENTS - 100.03%
(Identified Cost $87,532,695)             $   83,216,511
LIABILITIES, LESS OTHER ASSETS - (0.03%)         (20,963)
                                          ---------------

NET ASSETS - 100%                         $   83,195,548
                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt
GDR  -  Global  Depository  Receipt


FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $87,794,605 was as follows:




Unrealized appreciation        $  9,024,064
Unrealized depreciation         (13,602,158)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (4,578,094)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $87,532,695) (Note 2)             $83,216,511
Cash                                                                          18,718
Foreign currency, at value (cost $14)                                             14
Receivable for fund shares sold                                              337,839
Unrealized appreciation on forward foreign currency exchange contracts        93,314
Dividends receivable                                                          57,753
Foreign tax reclaims receivable                                                2,117
                                                                         ------------

TOTAL ASSETS                                                              83,726,266
                                                                         ------------

LIABILITIES:

Accrued management fee (Note 3)                                               69,379
Accrued fund accounting fee (Note 3)                                           2,905
Accrued transfer agent fee (Note 3)                                            2,221
Payable for fund shares repurchased                                          399,198
Audit fee payable                                                             26,828
Custodian fee payable                                                         15,808
Other payables and accrued expenses                                           14,379
                                                                         ------------

TOTAL LIABILITIES                                                            530,718
                                                                         ------------

TOTAL NET ASSETS                                                         $83,195,548
                                                                         ============

NET ASSETS CONSIST OF:

Capital stock                                                            $   139,062
Additional paid-in-capital                                                89,261,783
Distributions in excess of net investment income                            (509,434)
Accumulated net realized loss on investments                              (1,472,981)
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other assets
and liabilities                                                           (4,222,882)
                                                                         ------------

TOTAL NET ASSETS                                                         $83,195,548
                                                                         ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($83,195,548/13,906,258 shares)                $      5.98
                                                                         ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $175,805)      $ 1,579,296
Interest                                                   239,142
                                                       ------------

Total Investment Income                                  1,818,438
                                                       ------------

EXPENSES:

Management fee (Note 3)                                    838,686
Fund accounting fee (Note 3)                                50,640
Transfer agent fee (Note 3)                                 41,611
Directors' fee (Note 3)                                      6,700
Audit fee                                                   27,000
Custodian fee                                               25,000
Miscellaneous                                               29,017
                                                       ------------

Total Expenses                                           1,018,654
                                                       ------------

NET INVESTMENT INCOME                                      799,784
                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
Investments                                             (1,697,582)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                208,847
                                                       ------------
                                                        (1,488,735)
                                                       ------------

Net change in unrealized depreciation on
Investments                                                404,256
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                 92,276
                                                       ------------
                                                           496,532
                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                            (992,203)
                                                       ------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $  (192,419)
                                                       ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                           FOR THE        FOR THE
                                                          YEAR ENDED    YEAR ENDED
                                                           12/31/01      12/31/00
                                                         ------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                    $   799,784   $  1,581,618
Net realized gain (loss) on investments                   (1,488,735)    24,595,910
Net change in unrealized appreciation (depreciation)
on investments                                               496,532    (17,725,794)
                                                         ------------  -------------
Net increase (decrease) from operations                     (192,419)     8,451,734
                                                         ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                (2,295,727)    (9,338,043)
From net realized gain on investments                             --    (26,031,748)
                                                         ------------  -------------
Total distributions to shareholders                       (2,295,727)   (35,369,791)
                                                         ------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                      1,840,704     (6,487,115)
                                                         ------------  -------------

Net decrease in net assets                                  (647,442)   (33,405,172)

NET ASSETS:

Beginning of year                                         83,842,990    117,248,162
                                                         ------------  -------------

END OF YEAR (including distributions in excess of
net investment income and undistributed net investment
income of ($509,434) and $935,734, respectively)         $83,195,548   $ 83,842,990
                                                         ============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                  FOR THE YEARS ENDED
                                                          12/31/01          12/31/00    12/31/99    12/31/98    12/31/97
                                                    ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $               6.18   $    9.30   $    8.55   $    9.76   $   10.42
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                               0.06        0.42        0.39        0.12        0.09
Net realized and unrealized gain (loss)
on investments                                                     (0.09)       0.27        3.16     (0.59)1        0.67
                                                    ---------------------  ----------  ----------  ----------  ----------
Total from investment operations                                   (0.03)       0.69        3.55       (0.47)       0.76
                                                    ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.17)      (0.99)      (0.28)      (0.14)      (0.09)
From net realized gain on investments                                 --       (2.82)      (2.52)      (0.60)      (1.33)
                                                    ---------------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                                (0.17)      (3.81)      (2.80)      (0.74)      (1.42)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                       $               5.98   $    6.18   $    9.30   $    8.55   $    9.76
                                                    =====================  ==========  ==========  ==========  ==========

Total return2                                                     (0.30%)       7.96%      42.37%     (4.38%)       7.81%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                            1.21%       1.19%       1.15%       1.13%       1.15%
Net investment income                                               0.95%       1.61%       2.19%       2.30%       0.79%

Portfolio turnover                                                    42%         52%         23%         52%         62%

NET ASSETS - END OF YEAR (000's omitted)            $             83,196   $  83,843   $ 117,248   $ 215,778   $  95,215
                                                    =====================  ==========  ==========  ==========  ==========



1The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of December 31, 2001 is as follows:




                                                             Unrealized
 Settlement    Contracts           In         Contracts     Appreciation
  Date        to Deliver       Exchange For   At Value     (Depreciation)
----------  ---------------  -------------  ----------  -----------------
03/22/02    JPY 521,350,000  $   4,087,417  $3,994,103  $        93,314

Notes  to  Financial  Statements

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
On December 31, 2001, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassed to conform to current year presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $33,117,173 and $31,917,363, respectively.

Notes  to  Financial  Statements


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares of World Opportunities Series Class A Shares were:





                     FOR THE YEAR                    FOR THE YEAR
                    ENDED 12/31/01                  ENDED 12/31/00
                   ----------------                ----------------
                 Shares          Amount          Shares          Amount
              --------------  -------------  ---------------  -------------
Sold              1,913,796   $ 11,566,113        3,371,970   $ 31,789,403
Reinvested          404,070      2,244,735        5,217,186     34,950,778
Repurchased      (1,977,070)   (11,970,144)      (7,625,138)   (73,227,296)
              --------------  -------------  ---------------  -------------
Total               340,796   $  1,840,704          964,018   $ (6,487,115)
              ==============  =============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.           FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

7.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 6) on a tax basis were as follows:

Undistributed  ordinary  income      $        0
Accumulated  capital  loss           $1,379,668

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses, Post-October losses and investments in passive foreign investment companies. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2001, the Fund elected to defer $247,305 of capital losses attributable to Post-October losses.

At December 31, 2001, the Series had a capital loss carryforward of $1,379,668 which will expire on December 31, 2009.

For its fiscal year ended December 31, 2001, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $1,646,990. The total amount of taxes paid by the Series to such countries was $175,805.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income               $2,295,727

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF WORLD OPPORTUNITIES SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World Opportunities Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
LIFE  SCIENCES  SERIES

Management  Discussion  and  Analysis


DEAR  SHAREHOLDERS:

Despite difficult market conditions, the Life Sciences Series performed well in 2001, and was able to generate a positive return over the full year, while its primary benchmark, the S&P Healthcare Index, declined during the same period. This is the second straight year the Series' return has significantly exceeded those of the S&P Health Care Index and S&P 500. During the full-year 2001, the Life Sciences Series generated a total return of 11.70%, which exceeded the -12.16% return of the S&P Health Care Index and -11.88% return of the S&P 500.

Strong  performance  over  the  course  of  2001  was driven by several factors:
First, the Series maintained significant exposure to the Life Science Instrumentation sector. Suppliers of tools and equipment to the biopharmaceutical industry are direct beneficiaries of increasing commercial and government expenditures on genomic and proteomic research. General market volatility over the course of 2001 provided the Series with an opportunity to purchase several leading Life Science Instrumentation companies that maintain strong competitive positions and are poised for significant growth over the foreseeable future.

Over the course of 2001, especially late in the year, the Series became increasingly interested in the Major Pharmaceutical sector. These companies are currently suffering from patent expiries and a temporary lull in product pipelines, which have led to earnings disappointments. In addition, sentiment surrounding the pharmaceutical sector has turned very negative, as investors fear increased pricing pressure from public and private payors. However, we believe investors have overreacted to these issues and are ignoring an imminent reacceleration of growth in late-2002 and 2003, as patent expiries wane and new product pipelines come to fruition. Several major pharmaceutical companies are now selling at attractive valuations, and we expect the combination of accelerating earnings and multiple expansion will drive strong share price performance over the next few years. To further capitalize on these trends, the Series purchased select suppliers of marketing information to the pharmaceutical industry. These data suppliers are highly profitable and maintain strong competitive positions. Their stock prices have moved down in sympathy with the pharmaceutical sector and are now trading at attractive valuations. We expect significant appreciation from these depressed levels when the pharmaceutical industry increases its marketing expenditures to support an anticipated wave of new product launches.

Thoughout its history, the Series has purchased certain Biotechnology product companies where investors appear to have overreacted to near-term events and we believe downside risk to be limited. However, at this point in time, our preferred way of profiting from the enormous pipeline of biotechnology drugs is through ownership of companies involved in the manufacture of biologics, such as equipment suppliers and contract manufacturers. These companies generate more predictable and sustainable cashflows than biotechnology product companies, and are trading at attractive valuations. The outlook for these holdings over the next five years appears bright, as there is a severe shortage of biotechnology manufacturing capacity, which we expect will lead to strong demand for equipment used in the protein production process, as well as the services of contract manufacturers. A second way the Series is capitalizing on the genomic revolution is by maintaining exposure to the Agricultural Biotechnology sector, which consists of under-appreciated beneficiaries of the explosion in genomic information trading at deep discounts to private market value.

Finally, the Life Sciences Series continues to hold positions in a few well-capitalized health care providers that are leaders in the Long-Term Care industry and trade at reasonable valuations. These companies are poised for strong growth and meaningful market share gains as many of their competitors have gone bankrupt. In addition, the Series holds positions in a number of health care information technology companies that will benefit from the improved financial health of their hospital customer base, which is enabling large expenditures on information technology to improve clinical outcomes, ensure patient safety and protect privacy.

Growth, innovation and volatility continue to define the life science industry. We believe those investors able to anticipate significant developments in this field, identify drivers of future growth, think independently, and maintain strict valuation disciplines have the opportunity to generate substantial profits, while participating in one of the most exciting sectors in the stock market. Since its inception, the Series has successfully capitalized on the dynamic changes taking place within the broad life science universe. We believe the portfolio is now well-positioned to maintain this strong record of performance, leaving us very excited about prospects for the Life Sciences Series in 2002 and beyond.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  -  Life  Sciences  Series



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           11,170         11.70%    11.70%
Inception1  $           22,596        125.96%    45.88%




S&P  500  Total  Return  Index



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,812        -11.88%   -11.88%
Inception1  $            8,606        -13.94%    -6.72%




S&P  Health  Care  Index



                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,784        -12.16%   -12.16%
Inception1  $           10,662          6.62%     3.01%




The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/5/99) to present (12/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Standard & Poor's (S&P) Health Care Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




             Exeter Fund, Inc.          S&P 500        S&P Health
Date        Life Science Series   Total Return Index   Care Index
11/5/1999   $             10,000  $            10,000  $    10,000
12/31/1999                10,800               10,745        8,933
6/30/2000                 13,030               10,698       11,044
12/31/2000                20,229                9,766       12,138
6/30/2001                 20,803                9,112       10,202
12/31/2001                22,596                8,606       10,662




1The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of October 7, 1992 and held the investment through the liquidation date on September 21, 1995, the average annual return would have been 18.06%.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of health care related products and services.

Investment  Portfolio  -  December  31,  2001




                                                      SHARES   VALUE (NOTE 2)
COMMON STOCK - 88.22%
AGRICULTURAL CHEMICALS & BIOTECHNOLOGY - 13.80%
Agrium, Inc. (Canada) (Note 6)                        273,000  $     2,893,800
Delta & Pine Land Co.                                 190,900        4,320,067
Monsanto Co.                                          170,000        5,746,000
Syngenta AG - ADR* (Switzerland) (Note 6)             280,000        2,968,000
The Scotts Co.*                                        74,200        3,531,920
                                                               ---------------
                                                                    19,459,787
                                                               ---------------

BIOTECHNOLOGY - 6.09%
ICN Pharmaceuticals, Inc.                             135,000        4,522,500
PRAECIS Pharmaceuticals, Inc.*                        698,000        4,062,360
                                                               ---------------
                                                                     8,584,860
                                                               ---------------

GENOMICS SUPPLIERS (INSTRUMENTATION)- 29.33%
Apogent Technologies, Inc.*                           278,000        7,172,400
Applera Corp. - Applied Biosystems Group              142,000        5,576,340
Biacore International AB - ADR* (Sweden) (Note 6)     116,000        3,712,000
Bruker AXS, Inc.*                                     400,000        2,616,000
Lonza AG (Switzerland) (Note 6)                         4,100        2,679,351
Luminex Corp.*                                        172,000        2,917,120
Millipore Corp.                                        81,000        4,916,700
Pall Corp.                                            123,500        2,971,410
Techne Corp.*                                         127,000        4,679,950
Varian, Inc.*                                         127,000        4,119,880
                                                               ---------------
                                                                    41,361,151
                                                               ---------------

HEALTHCARE SERVICES - 23.42%
ASSISTED LIVING - 3.38%
Sunrise Assisted Living, Inc.*                        164,000        4,774,040
                                                               ---------------

NURSING HOMES - 4.97%
Manor Care, Inc.*                                     115,000        2,726,650
Omnicare, Inc.                                        172,000        4,279,360
                                                               ---------------
                                                                     7,006,010
                                                               ---------------

PHARMACEUTICAL SERVICES - 2.90%
IMS Health, Inc.                                      126,200        2,462,162
NDCHealth Corp.                                        47,000        1,623,850
                                                               ---------------
                                                                     4,086,012
                                                               ---------------

SUPPLIERS TO HOSPITALS, NURSING HOMES, ETC. - 12.17%
Boston Scientific Corp.*                              205,000        4,944,600
Eclipsys Corp.*                                       150,000        2,512,500
Hologic, Inc.*                                        280,400        2,604,916
IDX Systems Corp.*                                    215,000        2,797,150




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001





                                                                SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
HEALTHCARE SERVICES (continued)
SUPPLIERS TO HOSPITALS, NURSING HOMES, ETC. (continued)
WebMD Corp.*                                                                     610,000  $    4,306,600
                                                                                          ---------------
                                                                                              17,165,766
                                                                                          ---------------
                                                                                              33,031,828
                                                                                          ---------------

PHARMACEUTICALS - 15.58%
Akzo Nobel N.V. (Netherlands) (Note 6)                                            30,000       1,339,572
Altana AG (Germany) (Note 6)                                                      38,160       1,899,302
Bristol-Myers Squibb Co.                                                          27,000       1,377,000
Merck & Co., Inc.                                                                 42,000       2,469,600
Merck KgaA (Germany) (Note 6)                                                     60,000       2,195,669
Novartis AG - ADR (Switzerland) (Note 6)                                          83,000       3,029,500
Pharmacia Corp.                                                                  115,000       4,904,750
Pliva d.d. - GDR (Croatia) (Note 6)                                              135,000       1,363,500
Schering-Plough Corp.                                                             95,000       3,401,950
                                                                                          ---------------
                                                                                              21,980,843
                                                                                          ---------------

TOTAL COMMON STOCK
(Identified Cost $105,400,342)                                                               124,418,469
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 13.91%
Dreyfus Treasury Cash Management Fund                                          5,648,136       5,648,136
Federal National Mortgage Association Discount Note, 1/9/2002   $              4,000,000       3,998,066
U.S. Treasury Bill, 2/28/2002                                                 10,000,000       9,972,734
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $19,618,936)                                                                 19,618,936
                                                                                          ---------------

TOTAL INVESTMENTS - 102.13%
(Identified Cost $125,019,278)                                                               144,037,405

LIABILITIES, LESS OTHER ASSETS - (2.13%)                                                      (2,998,224)
                                                                                          ---------------

NET ASSETS - 100%                                                                         $  141,039,181
                                                                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt
GDR  -  Global  Depository  Receipt


FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $125,158,540 was as follows:



Unrealized appreciation        $22,413,290
Unrealized depreciation         (3,534,425)
                               ------------

UNREALIZED APPRECIATION - NET  $18,878,865
                               ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $125,019,278) (Note 2)   $144,037,405
Receivable for fund shares sold                                      320,570
Dividends receivable                                                  26,147
Foreign tax reclaims receivable                                       17,222
                                                                ------------

TOTAL ASSETS                                                     144,401,344
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3)                                      117,091
Accrued fund accounting fee (Note 3)                                   4,354
Accrued transfer agent fee (Note 3)                                    2,339
Payable for securities purchased                                   3,048,575
Payable for fund shares repurchased                                  161,325
Audit fee payable                                                     24,612
Other payables and accrued expenses                                    3,867
                                                                ------------

TOTAL LIABILITIES                                                  3,362,163
                                                                ------------

TOTAL NET ASSETS                                                $141,039,181
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    112,686
Additional paid-in-capital                                       118,801,944
Undistributed net investment income                                   16,074
Accumulated net realized gain on investments                       3,090,574
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  19,017,903
                                                                ------------

TOTAL NET ASSETS                                                $141,039,181
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($141,039,181/11,268,648 shares)                $      12.52
                                                                ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $18,910)                 $   838,904
Interest                                                             205,582
                                                                 ------------

Total Investment Income                                            1,044,486
                                                                 ------------


EXPENSES:

Management fee (Note 3)                                            1,333,125
Fund accounting fee (Note 3)                                          55,579
Transfer agent fee (Note 3)                                           41,034
Directors' fee (Note 3)                                                6,700
Custodian fee                                                         29,000
Audit fee                                                             25,000
Miscellaneous                                                         35,315
                                                                 ------------

Total Expenses                                                     1,525,753
                                                                 ------------

NET INVESTMENT LOSS                                                 (481,267)
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
Investments                                                       20,428,625
Foreign currency, forward foreign currency exchange contracts,
and other assets and liabilities                                     (67,734)
                                                                 ------------
                                                                  20,360,891
                                                                 ------------

Net change in unrealized appreciation on
Investments                                                       (4,995,110)
Foreign currency and other assets and liabilities                       (439)
                                                                 ------------
                                                                  (4,995,549)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                       15,365,342
                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                  $14,884,075
                                                                 ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                             FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            12/31/01       12/31/00
                                                          -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                       $   (481,267)  $   (292,550)
Net realized gain on investments                            20,360,891     46,008,207
Net change in unrealized appreciation (depreciation)
on investments                                              (4,995,549)    18,728,104
                                                          -------------  -------------
Net increase from operations                                14,884,075     64,443,761
                                                          -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                    (526,989)        (2,043)
From net realized gain on investments                      (15,518,696)   (39,761,949)
                                                          -------------  -------------
Total distributions to shareholders                        (16,045,685)   (39,763,992)
                                                          -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                     4,137,899     30,612,965
                                                          -------------  -------------

Net increase in net assets                                   2,976,289     55,292,734

NET ASSETS:

Beginning of year                                          138,062,892     82,770,158
                                                          -------------  -------------

END OF YEAR (including undistributed net investment
income and accumulated distributions in excess of net
investment income of $16,074 and ($1,411), respectively)  $141,039,181   $138,062,892
                                                          =============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                                                        FOR THE PERIOD
                                                              FOR THE YEARS ENDED         11/5/99 1 TO
                                                          12/31/01          12/31/00       12/31/99
                                                    ---------------------  ----------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $              12.69   $   10.80   $         10.00
                                                    ---------------------  ----------  ----------------

Income from investment operations:
Net investment income (loss)                                       (0.04)      (0.03)               --
Net realized and unrealized gain on investments                     1.47        9.00              0.80
                                                    ---------------------  ----------  ----------------

Total from investment operations                                    1.43        8.97              0.80
                                                    ---------------------  ----------  ----------------

Less distributions to shareholders:
From net investment income                                         (0.05)        --*                --
From net realized gain on investments                              (1.55)      (7.08)               --
                                                    ---------------------  ----------  ----------------

Total distributions to shareholders                                (1.60)      (7.08)               --
                                                    ---------------------  ----------  ----------------

NET ASSET VALUE - END OF PERIOD                     $              12.52   $   12.69   $         10.80
                                                    =====================  ==========  ================

Total return2                                                      11.70%      87.31%             8.00%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                            1.14%       1.11%           1.22%3
Net investment income (loss)                                      (0.36%)     (0.30%)           0.02%3

Portfolio turnover                                                   120%        162%               10%

NET ASSETS - END OF PERIOD (000's omitted)          $            141,039   $ 138,063   $        82,770
                                                    =====================  ==========  ================



1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3Annualized.
*Less  than  $0.01  per  share.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Life Sciences Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. There were no obligations for forward foreign currency exchange contracts outstanding as of December 31, 2001.

Notes  to  Financial  Statements

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $152,675,902 and $174,879,062, respectively.

Notes  to  Financial  Statements


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Life  Sciences  Series  were:




                        FOR THE YEAR                  FOR THE YEAR
                       ENDED 12/31/01                ENDED 12/31/00
                      ----------------              ----------------
                 Shares            Amount         Shares        Amount
              --------------  ----------------  -----------  -------------
Sold                737,916   $     9,200,167    2,658,056   $ 34,207,404
Reinvested        1,306,240        15,857,753    3,272,237     39,336,296
Repurchased      (1,652,320)      (20,920,021)  (2,717,600)   (42,930,735)
              --------------  ----------------  -----------  -------------
Total               391,836   $     4,137,899    3,212,693   $ 30,612,965
              ==============  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.           FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

7.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 4) on a tax basis were as follows:

Undistributed  ordinary  income          $     16,074
Undistributed  short-term  gain          $  4,332,717

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including losses deferred due to wash sales, foreign currency gains and losses and Post-October losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2001, the Fund has elected to defer $1,102,881 of capital losses attributable to Post-October losses.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income                    $   526,989
Short-term  capital  gains          $12,313,839
Long-term  capital  gains           $ 3,204,857

Report  of  Independent  Accountants


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF LIFE SCIENCES
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Life Sciences Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
SMALL  CAP  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

Last year's particularly volatile stock markets made the Small Cap Series' continued superior performance relative to the RussellR 2000 and the S&P 500 especially notable. The reasons for the out-performance are twofold. One, the portfolio has been strategically positioned in terms of sector specific over- and under-weightings relative to its benchmarks. Two, we have witnessed benefits on a company specific basis as we have adhered to our investment strategy disciplines.

At the beginning of the year the Series was underweight in financials. Due to the opportunities presented with the Federal Reserve Board lowering interest rates, we substantially increased our investment in this sector, specifically by purchasing well-capitalized regional banks with strong franchises in the markets they serve.

In addition, the Small Cap Series benefited from its relatively low allocation to technology stocks relative to the benchmarks during the first half of the year. Recently, however, the Series has increased its exposure to the technology sector as valuations became attractive. Technology stocks such as MatrixOne have already more than doubled. While the Series is not overweight, in the technology sector at this time, we will look to increase our exposure as the opportunities arise.

Throughout the year, the Small Cap Series has maintained a defensive stance in sectors such as consumer staples, given the slowing economy. Fresh Delmonte is an example of a superior individual investment that significantly added to the performance and was subsequently sold during the first half of the year as valuations reached our expectations. Hancock Fabrics is another example of an investment which has provided substantial value, and while we maintain our position in Hancock, we periodically pared down the position as the stock continued to appreciate.

Throughout the second half of the year we increased our weighting of basic materials, an area that typically outperforms as the economy rebounds from a recession. Although it seems unconventional, the best time to buy basic material stocks is during a recession.

Lastly, the cash position of the Small Cap Series has been pared down as we captured investment opportunities that presented themselves over the course of the year. However, we maintain sufficient financial flexibility to take advantage of new opportunities as they arise.

We  wish  you  all  the  best  in  the  coming  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis


[graphic]
[pie  chart]


Portfolio  Composition*  -  As  of  December  31,  2001


Commercial  Services  -  3.10%
Consumer  Durables  -  5.40%
Consumer  Non-Durables  -  5.20%
Consumer  Services  -  5.10%
Distribution  Service  -  1.00%
Electronic  Technology  -  6.90%
Energy  Minerals  -  0.70%
Environmental  Services  -  1.70%
Finance  -  6.60%
Health  Services  -  2.50%
Health  Technology  -  2.30%
Industrial  Services  -  12.10%
Non-Energy  Minerals  -  3.40%
Process  Industries  -  15.30%
Producer  Manufacturing  -  5.80%
Retail  Trade  -  1.90%
Technology  Services  -  7.80%
Transportation  -  3.10%
Utilities  -  1.70%
Cash,  short-term  investments,  and  other  assets,  less  liabilties  -  8.40%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  -  Small  Cap  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           12,205         22.05%    22.05%
Five Year   $           14,227         42.27%     7.30%
Inception1  $           25,831        158.31%    10.30%




S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,812        -11.88%   -11.88%
Five Year   $           16,624         66.24%    10.69%
Inception1  $           33,610        236.10%    13.34%




Russell R  2000  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $           10,249          2.49%     2.49%
Five Year   $           14,372         43.72%     7.52%
Inception1  $           28,658        186.58%    11.51%



The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (12/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the RussellR 2000 Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




            Exeter Fund, Inc.   S&P 500 Total
Date         Small Cap Series    Return Index   Russell R 2000 Index
4/30/1992   $           10,000  $       10,000  $             10,000
12/31/1992              11,610          10,725                11,415
12/31/1993              13,317          11,799                13,574
12/31/1994              14,383          11,959                13,327
12/31/1995              16,497          16,437                17,117
12/31/1996              18,156          20,206                19,940
12/31/1997              20,388          26,944                24,399
12/31/1998              17,603          34,666                23,778
12/31/1999              19,341          41,958                28,833
12/31/2000              21,165          38,139                27,963
12/31/2001              25,831          33,610                28,658



1The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The RussellR 2000 Index is an unmanaged index that consists of approximately 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2001




                                                            SHARES    VALUE (NOTE 2)
COMMON STOCK - 91.6%
COMMERCIAL SERVICES - 3.1%
ProQuest Co.*                                                 68,800  $     2,333,008
Valassis Communications, Inc.*                                 8,700          309,894
Value Line, Inc.                                              14,600          707,808
                                                                      ---------------
                                                                            3,350,710
                                                                      ---------------

CONSUMER DURABLES - 5.4%
Callaway Golf Co.                                             41,000          785,150
Libbey, Inc.                                                  47,350        1,545,978
M.D.C. Holdings, Inc.                                         10,890          411,533
The Rowe Companies                                            82,000           98,400
Vermont Teddy Bear Company, Inc.*                            105,000          341,250
Waterford Wedgwood plc (Ireland) (Note 6)                  1,980,000        1,592,149
Winnebago Industries, Inc.                                    30,200        1,115,588
                                                                      ---------------
                                                                            5,890,048
                                                                      ---------------

CONSUMER NON-DURABLES - 5.2%
Hain Celestial Group, Inc.*                                   27,000          741,420
Kenneth Cole Productions, Inc.*                               29,600          523,920
Lance, Inc.                                                   23,500          335,815
Nautica Enterprises, Inc.*                                    15,500          198,245
PepsiAmericas, Inc.                                           44,000          607,200
Ralcorp Holdings, Inc.*                                       18,500          419,950
Timberland Co. - Class A*                                     13,300          493,164
Tommy Hilfiger Corp.* (Hong Kong) (Note 6)                   149,500        2,055,625
Wolverine World Wide, Inc.                                    18,000          270,900
                                                                      ---------------
                                                                            5,646,239
                                                                      ---------------

CONSUMER SERVICES - 5.1%
Alliance Atlantis Communications, Inc.* (Canada) (Note 6)    124,825        1,406,007
Club Mediterranee S.A. (France) (Note 6)                      57,000        2,080,811
Journal Register Co.*                                         18,000          378,720
Meredith Corp.                                                 8,600          306,590
Sinclair Broadcast Group, Inc.*                              124,000        1,173,040
Sun International Hotels Ltd.* (Bahamas) (Note 6)              8,375          212,306
                                                                      ---------------
                                                                            5,557,474
                                                                      ---------------

DISTRIBUTION SERVICES - 1.0%
Anixter International, Inc.*                                  11,900          345,219
Arrow Electronics, Inc.*                                      12,500          373,750
Avnet, Inc.                                                   14,300          364,221
                                                                      ---------------
                                                                            1,083,190
                                                                      ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                     SHARES   VALUE (NOTE 2)
ELECTRONIC TECHNOLOGY - 6.9%
Checkpoint Systems, Inc.*                             25,700  $       344,380
Cirrus Logic, Inc.*                                   32,300          427,006
Empresa Brasileira de Aeronautica S.A. (Embraer) -
ADR (Brazil) (Note 6)                                 64,000        1,416,320
Lam Research Corp.*                                    8,400          195,048
Research In Motion Ltd.* (Canada) (Note 6)           109,000        2,585,480
SanDisk Corp.*                                        80,000        1,152,000
Wavecom S.A. - ADR* (France) (Note 6)                 27,000        1,005,750
Zebra Technologies Corp.*                              7,000          388,570
                                                              ---------------
                                                                    7,514,554
                                                              ---------------

ENERGY MINERALS - 0.7%
Callon Petroleum Co.*                                 48,000          328,800
Comstock Resources, Inc.*                             25,000          175,000
Nuevo Energy Co.*                                     15,000          225,000
                                                              ---------------
                                                                      728,800
                                                              ---------------

ENVIRONMENTAL SERVICES - 1.7%
Newpark Resources, Inc.*                             233,000        1,840,700
                                                              ---------------

FINANCE - 6.6%
Camden National Corp.                                 35,000          654,500
Corus Bankshares, Inc.                                12,000          544,800
First Community Bancshares, Inc.                      24,000          707,280
First Financial Bancorp.                              40,000          706,000
First Merchants Corp.                                 28,035          673,401
1st Source Corp.                                      30,000          621,000
GBC Bancorp                                           21,500          634,250
Integra Bank Corp.                                    27,640          578,782
Merchants Bancshares, Inc.                            30,750          738,000
Mid-State Bancshares                                  40,000          651,200
Univest Corp. of Pennsylvania                         19,500          687,765
                                                              ---------------
                                                                    7,196,978
                                                              ---------------

HEALTH SERVICES - 2.5%
Omnicare, Inc.                                        58,000        1,443,040
Sunrise Assisted Living, Inc.*                        45,000        1,309,950
                                                              ---------------
                                                                    2,752,990
                                                              ---------------

HEALTH TECHNOLOGY - 2.3%
ICN Pharmaceuticals, Inc.                             38,000        1,273,000
Techne Corp.*                                         32,000        1,179,200
                                                              ---------------
                                                                    2,452,200
                                                              ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                      SHARES   VALUE (NOTE 2)
INDUSTRIAL SERVICES - 12.1%
Atwood Oceanics, Inc.*                                 67,000  $     2,334,950
Foster Wheeler Ltd.                                    34,500          175,950
Offshore Logistics, Inc.*                              25,000          444,000
Paradigm Geophysical Ltd.* (Israel) (Note 6)          312,350        1,371,216
Pride International, Inc.*                            139,000        2,098,900
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 6)  152,000        1,368,000
Trico Marine Services, Inc.*                          342,000        2,582,100
Varco International, Inc.*                            160,000        2,396,800
Veritas DGC, Inc.*                                     17,500          323,750
                                                               ---------------
                                                                    13,095,666
                                                               ---------------

NON-ENERGY MINERALS - 3.4%
AMCOL International Corp.                              56,000          403,200
Antofagasta plc (United Kingdom) (Note 6)             279,000        2,139,938
Texas Industries, Inc.                                 31,950        1,178,955
                                                               ---------------
                                                                     3,722,093
                                                               ---------------

PROCESS INDUSTRIES - 15.3%
Agrium, Inc. (Canada) (Note 6)                        228,000        2,416,800
Albany International Corp. - Class A                  162,877        3,534,431
Applied Extrusion Technologies, Inc.*                 269,800        1,920,976
Aracruz Celulose S.A. - ADR (Brazil) (Note 6)          71,500        1,299,870
IMC Global, Inc.                                       77,000        1,001,000
Minerals Technologies, Inc.                            46,500        2,168,760
PolyOne Corp.                                         249,000        2,440,200
Sylvan, Inc.*                                         165,000        1,856,250
                                                               ---------------
                                                                    16,638,287
                                                               ---------------

PRODUCER MANUFACTURING - 5.8%
Amcast Industrial Corp.                                30,100          161,938
American Superconductor Corp.*                         85,000        1,042,100
Gibraltar Steel Corp.                                  15,000          262,800
Gorman-Rupp Co.                                        15,000          402,750
Intermet Corp.                                        149,325          500,239
Norddeutsche Affinerie AG (Germany) (Note 6)          153,000        1,934,433
Wabash National Corp.                                  54,000          421,200
Wabtec Corp.                                          124,190        1,527,537
                                                               ---------------
                                                                     6,252,997
                                                               ---------------

RETAIL TRADE - 1.9%
Hancock Fabrics, Inc.                                  96,000        1,262,400
Syms Corp.*                                           136,000          772,480
                                                               ---------------
                                                                     2,034,880
                                                               ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001




                                                                SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TECHNOLOGY SERVICES - 7.8%
Autodesk, Inc.                                                                    16,700  $      622,409
eFunds Corp.*                                                                      5,955          81,881
MatrixOne, Inc.*                                                                 178,000       2,312,220
Micromuse, Inc.*                                                                  41,300         619,500
Parametric Technology Corp.*                                                     489,000       3,819,090
Symantec Corp.*                                                                   14,300         948,519
Teknowledge Corp.*                                                                15,800          59,250
                                                                                          ---------------
                                                                                               8,462,869
                                                                                          ---------------

TRANSPORTATION - 3.1%
Kansas City Southern Industries, Inc.                                            240,000       3,391,200
                                                                                          ---------------

UTILITIES - 1.7%
Cascade Natural Gas Corp.                                                         28,000         617,400
The Laclede Group, Inc.                                                           23,000         549,700
NUI Corp.                                                                         26,000         616,200
                                                                                          ---------------
                                                                                               1,783,300
                                                                                          ---------------

TOTAL COMMON STOCK
(Identified Cost $98,271,693)                                                                 99,395,175
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 8.6%
Dreyfus Treasury Cash Management Fund                                          2,391,974       2,391,974
Federal National Mortgage Association Discount Note, 1/9/2002   $              5,000,000       4,997,582
U.S. Treasury Bill, 2/28/2002                                                  2,000,000       1,994,547
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $9,384,103)                                                                   9,384,103
                                                                                          ---------------

TOTAL INVESTMENTS - 100.2%
(Identified Cost $107,655,796)                                                               108,779,278

LIABILITIES, LESS OTHER ASSETS - (0.2%)                                                         (254,385)
                                                                                          ---------------

NET ASSETS - 100%                                                                         $  108,524,893
                                                                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $107,739,346 was as follows:




Unrealized appreciation        $ 11,314,793
Unrealized depreciation         (10,274,861)
                               -------------

UNREALIZED APPRECIATION - NET  $  1,039,932
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $107,655,796) (Note 2)   $108,779,278
Cash                                                                 341,981
Receivable for fund shares sold                                      203,252
Dividends receivable                                                  69,665
                                                                -------------

TOTAL ASSETS                                                     109,394,176
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                       90,026
Accrued fund accounting fee (Note 3)                                   3,356
Accrued transfer agent fee (Note 3)                                    1,724
Payable for fund shares repurchased                                  740,233
Audit fee payable                                                     24,629
Other payables and accrued expenses                                    9,315
                                                                -------------

TOTAL LIABILITIES                                                    869,283
                                                                -------------

TOTAL NET ASSETS                                                $108,524,893
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $     94,447
Additional paid-in-capital                                       108,663,092
Accumulated net realized loss on investments                      (1,356,128)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                   1,123,482
                                                                -------------

TOTAL NET ASSETS                                                $108,524,893
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($108,524,893/9,444,809 shares)       $      11.49
                                                                =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $22,176)                      $   920,476
Interest                                                                  369,775
                                                                      ------------

Total Investment Income                                                 1,290,251
                                                                      ------------

EXPENSES:

Management fee  (Note 3)                                                1,079,803
Fund accounting fee (Note 3)                                               54,721
Transfer agent fee (Note 3)                                                42,576
Directors' fee (Note 3)                                                     6,700
Custodian fee                                                              30,000
Audit fee                                                                  30,000
Miscellaneous                                                              36,742
                                                                      ------------

Total Expenses                                                          1,280,542
                                                                      ------------

NET INVESTMENT INCOME                                                       9,709
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:


Net realized gain (loss) on
Investments                                                             8,712,478
Foreign currency and other assets and liabilities                          (4,210)
                                                                      ------------
                                                                        8,708,268
                                                                      ------------

Net change in unrealized appreciation (depreciation) on
Investments                                                            12,209,576
Foreign currency and other assets and liabilities                            (331)
                                                                      ------------
                                                                       12,209,245
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                                         20,917,513
                                                                      ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                       $20,927,222
                                                                      ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                          FOR THE       FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/01       12/31/00
                                                       -------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $      9,709   $   230,298
Net realized gain on investments                          8,708,268     8,361,008
Net change in unrealized appreciation (depreciation)
on investments                                           12,209,245      (497,191)
                                                       -------------  ------------
Net increase from operations                             20,927,222     8,094,115
                                                       -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (6,823)     (736,470)
From net realized gain on investments                   (11,469,603)   (6,665,902)
                                                       -------------  ------------
Total distributions to shareholders                     (11,476,426)   (7,402,372)
                                                       -------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)     4,326,157     2,755,090
                                                       -------------  ------------

Net increase in net assets                               13,776,953     3,446,833

NET ASSETS:

Beginning of year                                        94,747,940    91,301,107
                                                       -------------  ------------

END OF YEAR (including undistributed net investment
income of $0 and $14,559, respectively)                $108,524,893   $94,747,940
                                                       =============  ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                                       FOR THE YEARS ENDED
                                                               12/31/01          12/31/00    12/31/99    12/31/98    12/31/97
                                                         ---------------------  ----------  ----------  ----------  -----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              10.57   $   10.53   $    9.64   $   12.05   $   12.09
                                                         ---------------------  ----------  ----------  ----------  -----------

Income from investment operations:
Net investment income (loss)                                              --2        0.03        0.07        0.05       (0.01)
Net realized and unrealized gain (loss) on investments                   2.26        0.90        0.88       (1.77)       1.50
                                                         ---------------------  ----------  ----------  ----------  -----------
Total from investment operations                                         2.26        0.93        0.95       (1.72)       1.49
                                                         ---------------------  ----------  ----------  ----------  -----------

Less distributions to shareholders:
From net investment income                                                --2       (0.09)      (0.06)         --       (0.01)
From net realized gain on investments                                   (1.34)      (0.80)         --       (0.69)      (1.52)
                                                         ---------------------  ----------  ----------  ----------  -----------
Total distributions to shareholders                                     (1.34)      (0.89)      (0.06)      (0.69)      (1.53)
                                                         ---------------------  ----------  ----------  ----------  -----------

NET ASSET VALUE - END OF YEAR                            $              11.49   $   10.57   $   10.53   $    9.64   $   12.05
                                                         =====================  ==========  ==========  ==========  ==========

Total return1                                                           22.05%       9.43%       9.87%    (13.59%)      12.29%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                                 1.19%       1.14%       1.09%       1.09%       1.07%
Net investment income (loss)                                             0.01%       0.24%       0.61%       0.44%     (0.12%)

Portfolio turnover                                                         88%         56%         92%         81%         94%

NET ASSETS - END OF YEAR (000's omitted)                 $            108,525   $  94,748   $  91,301   $  99,666   $ 121,600
                                                         =====================  ==========  ==========  ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Less  than  $0.01  per  share.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)
FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)
Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $82,448,038 and $87,896,763, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:





                      FOR THE YEAR                    FOR THE YEAR
                     ENDED 12/31/01                  ENDED 12/31/00
                    ---------------                 ----------------
                  Shares          Amount          Shares          Amount
              --------------  -------------  ---------------  -------------
Sold              1,230,626   $ 14,291,646        1,263,917   $ 14,519,143
Reinvested        1,021,343     11,351,866          736,597      7,338,452
Repurchased      (1,767,500)   (21,317,355)      (1,706,758)   (19,102,505)
              --------------  -------------  ---------------  -------------
Total               484,469   $  4,326,157          293,756   $  2,755,090
              ==============  =============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Notes  to  Financial  Statements


7.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 7) on a tax basis were as follows:

Undistributed  ordinary  income          $             0
Undistributed  long-term  gains          $             0

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of net investment income or gains and losses, including mark-to-market on qualified five year gains, Post-October losses and foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2001, the Fund elected to defer $1,272,578 of capital losses attributable to Post-October losses.

The tax character of distributions paid during the year ended December 31, 2001 was as follows:

Ordinary  income                    $    9,784
Short-term  capital  gains          $7,427,898
Long-term  capital  gains           $4,038,744

Report  of  Independent  Accountants


TO  THE  BOARD  OF  DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF SMALL CAP
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

EXETER  FUND,  INC.
ANNUAL  REPORT
DECEMBER  31,  2001
TECHNOLOGY  SERIES

Management  Discussion  and  Analysis

DEAR  SHAREHOLDERS:

2001 proved to be a challenging year for technology companies as the reality of declining earnings and deteriorating fundamentals was reflected in falling stock prices. The second half of the year was a tale of two quarters. While the third quarter marked a series of new lows for the year, even prior to the tragic events of September 11th, during the fourth quarter improving data points for the economy as a whole and technology companies drove an impressive rally. While the Technology Series earned a negative total return for the year, it has significantly outperformed its benchmark, the S&P Technology Index, both for the year and since the Series' inception.

Outperformance for the year was largely a result of our bias towards relatively defensive holdings within the sector during the first three quarters of the year. While corporate spending on new information technology initiatives slowed significantly as the economic picture grew cloudy, some areas, most noticeably IT services, have been relatively unaffected. Additionally, Communications Services holdings also outperformed the broader technology sector and helped lead to outperformance by the Technology Series.

The extreme weakness from late September into early October provided a good opportunity to move into stocks that we believe to be well positioned over the long term, such as select communications and communication-related semiconductor names as well as software, at attractive valuations. However, many attractive valuations disappeared with the ensuing rally, which has brought markets to mid 2000 levels. While recent indicators on the technology sector and the broader economy have been positive, continued volatility throughout 2002 is likely.

We continue to adhere to our investment discipline and will opportunistically add to names that are leaders in industries that we believe are poised for superior long-term secular growth, when the valuation is attractive. Throughout the coming year, we expect opportunities to invest in industry leaders will continue to emerge. As the Information Technology spending environment improves, leaders should emerge with improved competitive positions as poorly positioned companies disappear from the competitive landscape.

Going forward, we will continue to participate in secular shifts we previously identified. While over-hype in the short-term has led to investor disappointments in Internet-based computing, communications and e-commerce, we believe the long-term importance of these trends is now at the point of being underestimated.

We  wish  you  all  the  best  in  the  coming  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  December  31,  2001


Exeter  Fund,  Inc.  -  Technology  Series




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,254        -17.46%   -17.46%
Inception1  $            5,910        -40.90%   -31.32%




S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            8,812        -11.88%   -11.88%
Inception1  $            7,883        -21.17%   -15.63%




S&P  Technology  Index




                                Total Return
Through     Growth of $10,000                  Average
12/31/01        Investment       Cumulative     Annual
One Year    $            7,622        -23.78%   -23.78%
Inception1  $            4,552        -54.48%   -43.01%




The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (12/31/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Standard & Poor's (S&P) Technology Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




            Exeter Fund, Inc.         S&P 500        S&P Technology
Date        Technology Series   Total Return Index        Index
8/8/2000    $           10,000  $            10,000  $        10,000
9/30/2000                9,470                9,704            8,840
12/31/2000               7,160                8,945            5,972
3/31/2001                5,950                7,886            4,494
6/30/2001                6,670                8,347            5,038
9/30/2001                4,490                7,122            3,397
12/31/2001               5,910                7,883            4,552



1The Series and Index performance numbers are calculated from August 8, 2000, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23%.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Technology Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of technology related products and services.

Investment  Portfolio  -  December  31,  2001





                                                             SHARES   VALUE (NOTE 2)
COMMON STOCK - 93.77%
BROADCASTING & ENTERTAINMENT - 6.39%
AOL Time Warner, Inc.*                                        32,000  $     1,027,200
Walt Disney Co.                                              114,000        2,362,080
                                                                      ---------------
                                                                            3,389,280
                                                                      ---------------

CAPITAL GOODS - 1.92%
American Superconductor Corp.*                                83,000        1,017,580
                                                                      ---------------

COMPUTER & INFORMATION TECHNOLOGY SERVICES - 12.08%
Electronic Data Systems Corp.                                 36,000        2,467,800
Sabre Holdings Corp.*                                         61,375        2,599,231
Satyam Computer Services Ltd. - ADR (India) (Note 6)          25,175          276,422
Unisys Corp.*                                                 85,000        1,065,900
                                                                      ---------------
                                                                            6,409,353
                                                                      ---------------

ENTERPRISE, PERSONAL COMPUTER HARDWARE/PERIPHERALS - 17.71%
Compaq Computer Corp.                                         85,025          829,844
Dell Computer Corp.*                                          68,450        1,860,471
Hewlett-Packard Co.                                           66,300        1,361,802
International Business Machines Corp. (IBM)                    8,200          991,872
Lexmark International, Inc.*                                  52,500        3,097,500
Research In Motion Ltd.* (Canada) (Note 6)                    53,000        1,257,160
                                                                      ---------------
                                                                            9,398,649
                                                                      ---------------

SEMICONDUCTORS - 15.35%
Advanced Micro Devices, Inc.*                                 40,000          634,400
Altera Corp.*                                                 52,000        1,103,440
Intel Corp.                                                   63,775        2,005,724
Maxim Integrated Products, Inc.*                              13,000          682,630
QUALCOMM, Inc.*                                               26,000        1,313,000
SanDisk Corp.*                                                37,000          532,800
Texas Instruments, Inc.                                       67,000        1,876,000
                                                                      ---------------
                                                                            8,147,994
                                                                      ---------------

SOFTWARE & SERVICES - 21.04%
MatrixOne, Inc.*                                             166,000        2,156,340
Microsoft Corp.*                                              55,425        3,671,906
Oracle Corp.*                                                 90,575        1,250,841
Parametric Technology Corp.*                                 293,900        2,295,359
VERITAS Software Corp.*                                       40,000        1,793,200
                                                                      ---------------
                                                                           11,167,646
                                                                      ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2001





                                                                SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
TELECOMMUNICATION/COMMUNICATION EQUIPMENT - 7.92%
Telefonaktiebolaget LM Ericsson - ADR (Sweden) (Note 6)                          184,800  $       964,656
Lucent Technologies, Inc.                                                        143,000          899,470
Nokia Oyj - ADR (Finland) (Note 6)                                                42,800        1,049,884
Nortel Networks Corp. (Canada) (Note 6)                                          103,600          777,000
Wavecom S.A. - ADR* (France) (Note 6)                                             13,800          514,050
                                                                                          ---------------
                                                                                                4,205,060
                                                                                          ---------------

TELECOMMUNICATION SERVICES - 11.36%
AT&T Corp.                                                                       151,000        2,739,140
SBC Communications, Inc.                                                          44,000        1,723,480
Verizon Communications, Inc.                                                      33,000        1,566,180
                                                                                          ---------------
                                                                                                6,028,800
                                                                                          ---------------

TOTAL COMMON STOCK
(Identified Cost $56,573,788)                                                                  49,764,362
                                                                                          ---------------

SHORT-TERM INVESTMENTS - 6.05%
Dreyfus Treasury Cash Management                                                 710,871          710,871
Federal National Mortgage Association Discount Note, 1/9/2002   $              2,500,000        2,498,791
                                                                                          ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $3,209,662)                                                                    3,209,662
                                                                                          ---------------

TOTAL INVESTMENTS - 99.82%
(Identified Cost $59,783,450)                                                                  52,974,024

OTHER ASSETS, LESS LIABILITIES - 0.18%                                                             97,083
                                                                                          ---------------

NET ASSETS - 100%                                                                         $    53,071,107
                                                                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At December 31, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $60,284,224 was as follows:




Unrealized appreciation        $  4,151,273
Unrealized depreciation         (11,461,473)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (7,310,200)
                               =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities





DECEMBER 31, 2001


ASSETS:
Investments, at value (identified cost $59,783,450) (Note 2)  $ 52,974,024
Cash                                                                66,363
Receivable for fund shares sold                                    287,472
Dividends receivable                                                16,394
                                                              -------------

TOTAL ASSETS                                                    53,344,253
                                                              -------------

LIABILITIES:

Accrued management fee (Note 3)                                     67,276
Accrued fund accounting fee (Note 3)                                 3,893
Accrued transfer agent fee (Note 3)                                  1,775
Payable for fund shares repurchased                                165,714
Audit fee payable                                                   28,808
Other payables and accrued expenses                                  5,680
                                                              -------------

TOTAL LIABILITIES                                                  273,146
                                                              -------------

TOTAL NET ASSETS                                              $ 53,071,107
                                                              =============

NET ASSETS CONSIST OF:

Capital stock                                                 $     89,729
Additional paid-in-capital                                      80,805,309
Accumulated net realized loss on investments                   (21,014,505)
Net unrealized depreciation on investments                      (6,809,426)
                                                              -------------

TOTAL NET ASSETS                                              $ 53,071,107
                                                              =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($53,071,107/8,972,915 shares)                $       5.91
                                                              =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations





FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $1,272)        $    285,853
Interest                                                    126,316
                                                       -------------

Total Investment Income                                     412,169
                                                       -------------

EXPENSES:

Management fee (Note 3)                                     580,992
Fund accounting fee (Note 3)                                 49,500
Transfer agent fee (Note 3)                                  40,178
Directors' fee (Note 3)                                       6,700
Audit fee                                                    36,000
Custodian fee                                                16,000
Registration and filing fee                                  11,000
Miscellaneous                                                19,296
                                                       -------------

Total Expenses                                              759,666

Less Reduction of Expenses (Note 3)                         (63,728)
                                                       -------------

Net Expenses                                                695,938
                                                       -------------

NET INVESTMENT LOSS                                        (283,769)
                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments                        (18,063,929)
Net change in unrealized appreciation on investments      6,578,312
                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                          (11,485,617)
                                                       -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $(11,769,386)
                                                       =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                           FOR THE      FOR THE PERIOD
                                                         YEAR ENDED        8/8/00* TO
                                                          12/31/01         12/31/00
                                                        -------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                     $   (283,769)  $      (162,042)
Net realized loss on investments                         (18,063,929)       (2,950,576)
Net change in unrealized appreciation (depreciation)
on investments                                             6,578,312       (13,387,738)
                                                        -------------  ----------------

Net decrease from operations                             (11,769,386)      (16,500,356)
                                                        -------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                     (1,783,246)       83,124,095
                                                        -------------  ----------------

Net increase (decrease) in net assets                    (13,552,632)       66,623,739

NET ASSETS:

Beginning of period                                       66,623,739                --
                                                        -------------  ----------------

END OF PERIOD (including undistributed net investment
loss of $0 and $0, respectively)                        $ 53,071,107   $    66,623,739
                                                        =============  ================



*  Recommencement  of  operations.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                        FOR THE      FOR THE PERIOD    FOR THE PERIOD
                                                       YEAR ENDED      8/8/00 1 TO       1/1/97 TO
                                                        12/31/01        12/31/00          4/16/97 4
                                                    ------------  ----------------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $      7.16   $         10.00   $         12.58
                                                    ------------  ----------------  ----------------

Income from investment operations:
Net investment income (loss)                              (0.03)            (0.02)             0.02
Net realized and unrealized loss on investments           (1.22)            (2.82)            (0.01)
                                                    ------------  ----------------  ----------------

Total from investment operations                          (1.25)            (2.84)             0.01
                                                    ------------  ----------------  ----------------

Less distributions to shareholders:
From net investment income                                   --                --             (0.02)
From net realized gain on investments                        --                --             (3.35)
Redemption of capitalization                                 --                --             (9.22)
                                                    ------------  ----------------  ----------------

Total distributions to shareholders                          --                --            (12.59)
                                                    ------------  ----------------  ----------------

NET ASSET VALUE - END OF PERIOD                     $      5.91   $          7.16                --
                                                    ============  ================  ================


Total return2                                           (17.46%)          (28.40%)              0%5

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 1.20%6            1.18%3          1.07%3,5
Net investment income (loss)                           (0.49%)6          (0.71%)3          0.36%3,5

Portfolio turnover                                           63%               13%               48%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $    53,071   $        66,624                --
                                                    ============  ================  ================



1Recommencement  of  operations.
2Represents  aggregate  total  return  for  the  period  indicated,  and assumes
reinvestment  of   distributions.
3Annualized.
4Date  of  complete  redemption.
5The Series ceased investment operations on April 16, 1997; therefore, ratios and total return would not be representative of an actively operating fund. 6The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Series, the net effect on the expense ratio would have been an increase of 0.11%.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

Technology Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in science and technology-based industries.

On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Technology Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES  (continued)
realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor waived fees amounting to $63,728 for the year ended December 31, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Notes  to  Financial  Statements

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $33,363,627 and $37,244,596, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Technology  Series  were:





                                          FOR THE PERIOD 8/8/00
                    FOR THE YEAR           (RECOMMENCEMENT OF
                   ENDED 12/31/01        OPERATIONS) TO 12/31/00
                  ---------------        ------------------------

                 Shares        Amount       Shares       Amount
             -------------  ------------  ----------  ------------
Sold            1,551,935   $ 9,325,925   9,593,652   $85,655,712
Repurchased    (1,888,535)  (11,109,171)   (284,137)   (2,531,617)
             -------------  ------------  ----------  ------------
Total            (336,600)  $(1,783,246)  9,309,515   $83,124,095
             =============  ============  ==========  ============




A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.           FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Notes  to  Financial  Statements


7.        DISTRIBUTIONS  TO  SHAREHOLDERS

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation) disclosed in the notes to the portfolio on page 4) on a tax basis were as follows:

Undistributed  ordinary  income     $         0
Accumulated  capital  loss          $11,599,904

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including net operating losses, losses deferred due to wash sales and Post-October losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2001, the Fund elected to defer $8,913,827 of capital losses attributable to Post-October losses.

At December 31, 2001 the Series, for federal income tax purposes, had capital loss carryforwards of $1,552,318 and $10,047,586 that will expire on December 31, 2008 and 2009, respectively.

Report  of  Independent  Accountants


TO  THE  BOARD  OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF TECHNOLOGY
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Technology Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  12,  2002

Directors'  &  Officers'  Information  (unaudited)


The Statement of Additional Information is available with additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).




NAME:                                               William Manning
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                65
CURRENT POSITION(S) HELD WITH FUND:                 President
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, Director and co-founder, Manning & Napier Advisors, Inc.
                                                    President, Founder, CEO, Treasurer, and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      KSDS, Inc.
                                                    Kent Displays, Inc.
                                                    Manning Leasing dba Williams International Air, Inc.
                                                    Manning Ventures, Inc.
                                                    Mount Union College
                                                    NCADD
                                                    Symantix Corp.


NAME:                                               B. Reuben Auspitz*
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                54
CURRENT POSITION(S) HELD WITH FUND:                 Vice President & Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                    President and Director, Manning & Napier Investor Services, Inc.
                                                    Director, Chairman, Treasurer and Member of various subsidiaries
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Exeter Trust Co.


NAME:                                               Martin Birmingham
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                80
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Harris H. Rusitzky
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                66
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1985
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        President, The Greening Group (business consultants)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


Directors'  &  Officers'  Information  (unaudited)




NAME:                                               Peter L. Faber
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                63
CURRENT POSITION(S) HELD WITH FUND:                 Director
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1987
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Partner, McDermott, Will & Emery (law firm)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      New York City Partnership & Chamber of Commerce, Inc.


NAME:                                               Stephen B. Ashley
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                61
CURRENT POSITION(S) HELD WITH FUND:                 Director, Audit Committee Member
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Chairman and Chief Executive Officer, The Ashley Group (property management and investment)
                                                    President, Genessee Corp. (holding company)
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae


NAME:                                               Christine Glavin
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                35
CURRENT POSITION(S) HELD WITH FUND:                 Chief Financial & Accounting Officer, Treasurer
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
                                                    Chief Financial & Accounting Officer, Treasurer
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A


NAME:                                               Jodi L. Hedberg
ADDRESS:                                            1100 Chase Square
                                                    Rochester, NY 14604
AGE:                                                34
CURRENT POSITION(S) HELD WITH FUND:                 Corporate Secretary
TERM OF OFFICE & LENGTH OF TIME SERVED:             N/A - Since 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
                                                    Corporate Secretary
NUMBER OF PORTFOLIOS OVERSEEN WITHIN FUND COMPLEX:  20**
OTHER DIRECTORSHIPS HELD OUTSIDE FUND COMPLEX:      N/A



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.